                                                  PRELIMINARY DRAFT-CONFIDENTIAL

                                  PROJECT ZOLA

                              DISCUSSION MATERIALS

THE LAZARD HOUSES                                              FEBRUARY 23, 1999

PROJECT ZOLA                                                                AGENDA
----------------------------------------------------------------------------------

                                                                              PAGE
                                                                              ----
I.   EXECUTIVE SUMMARY ...................................................      1


II.  REVIEW OF REVISED BUSINESS PLAN .....................................      6


III. SUMMARY VALUATION OF BUSINESS PLAN AND VALUATION SENSITIVITIES ......     13


APPENDIX



A. DCF SEGMENT VALUATIONS AND VALUATION SENSITIVITIES ....................     16


B. PREMIUMS PAID ON SELECTED COMPARABLE TRANSACTIONS ($100 - $1,000mm) ...     25


C. PREMIUMS PAID ON SELECTED MINORITY STAKE TRANSACTIONS .................     37

PROJECT ZOLA                                                  Executive Summary
-------------------------------------------------------------------------------


OVERVIEW

- At the Board meeting of 4 February 1999, Lazard reviewed Intek's December business plan and indicated a valuation range of $1.75 - $2.25 per Intek share ($150 to $170 of aggregate firm value)


     - Consistent with premiums paid (25%-39%) and minority transactions (22%-29%) (assumes Intek closing price of $1.44 on 15 January 1999, the last trading day before its 13-D filing on 19 January)


     -    High end of DCF valuation

- Intek, with the assistance of advisor Bear Stearns, delivered a revised Business Plan to Securicor on 14 February


     - The revised plan assumes the full availability of "unconstrained" amounts of additional capital ($67mm over four years) which will only be available in the near-term through Securicor

-    Lazard has reviewed this revised business plan and has:

     -    Summarized the details of the plan;



     -    Developed its views as to valuation on an "as given" basis;



     -    Developed valuation sensitivities to "stress test" the plan.


THE LAZARD HOUSES                            PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                   EXECUTIVE SUMMARY

- Based on "as given" business plan assumptions, Intek could be valued theoretically at between $279mm and $432mm in aggregate firm value ($4.79-$8.41 per share).



     -    Highly dependent on terminal value assumptions (> 100% of total value)

- Based on Lazard's "stress test" valuation sensitivities, however, the Intek valuation could be approximately $40mm - $200mm less ($0.95 - $4.73 valuation impact per share).



     -    Higher discount rates



     -    2003 vs. 2004 terminal value



     -    Lower subscriber growth



     -    Lower subscriber revenue

- Since Securicor's 13-D filing amendment on 19 January 1999, Intek's stock price has increased over 40% from $1.44 to $2.03.



     - Trading volume over the same period has increased by 69% versus the ten previous trading days in 1999 and 22% versus 1998 average daily trading volume.



THE LAZARD HOUSES                    - 2 -     PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                   EXECUTIVE SUMMARY

SUMMARY OUTLINE OF PROCESS TO DATE

                                    JANUARY

                               [CALENDAR GRAPHIC]

-    13 Jan - Review of December business plan with Intek management

-    19 Jan - Intek revises 13-D filing

-    26 Jan - Due diligence at Intek's Kansas City HQ

-    29 Jan - Lazard gives views on December business plan to Securicor senior management

                                    FEBRUARY

                               [CALENDAR GRAPHIC]

-    2 Feb - Securicor/Lazard receive preliminary revised business plan

-    4 Feb - Lazard gives views on process to date at Securicor Board meeting

-    14 Feb - Securicor/Lazard receive final revised business plan

-    17 Feb - Lazard/Bear Stearns review of revised business plan

-    23 Feb - Conference call to discuss next steps (Lazard/sub committee)

-    25 Feb - Intek Board meeting



THE LAZARD HOUSES                    - 3 -     PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                   EXECUTIVE SUMMARY


RECENT INTEK STOCK PRICE PERFORMANCE AND VOLUME

- Intek's stock price has moved up considerably (approximately 40%) since Securicor's 13-D filing on 1/19/99 and has seen considerably higher trading volume (22% - 69%).



                                           PRICE APPRECIATION
      DATE               STOCK PRICE       SINCE 13-D FILING       VOLUME (000'S)
      ----               -----------       -----------------       --------------
     1/4/99                $1.28                   --                   13.9
     1/5/99                $1.44                   --                   55.6
     1/6/99                $1.47                   --                   60.7
     1/7/99                $1.50                   --                   69.5
     1/8/99                $1.50                   --                   59.0
    1/11/99                $1.50                   --                   24.7
    1/12/99                $1.47                   --                   35.1
    1/13/99                $1.38                   --                   54.0
    1/14/99                $1.44                   --                   23.2
--------------------------------------------------------------------------------
    1/15/99                $1.44                   --                    7.2
--------------------------------------------------------------------------------
    1/19/99                $1.41                 (2.2%)                121.5
    1/20/99                $1.44                  0.0%                  18.9
    1/21/99                $1.50                  4.3%                  18.8
    1/22/99                $1.41                 (2.2%)                 31.0
    1/25/99                $1.44                  0.0%                  36.2
    1/26/99                $1.72                 19.6%                 153.2
    1/27/99                $1.75                 21.7%                  44.1
    1/28/99                $1.69                 17.4%                  17.8
    1/29/99                $1.78                 23.9%                  46.2
     2/1/99                $1.78                 23.9%                  70.5
     2/2/99                $1.72                 19.6%                  64.7
     2/3/99                $1.94                 34.8%                 416.8
     2/4/99                $2.06                 43.5%                  86.4
     2/5/99                $2.13                 47.8%                  72.6
     2/8/99                $1.91                 32.6%                  51.5
     2/9/99                $1.91                 32.6%                  23.7
    2/10/99                $1.94                 34.8%                 122.8
    2/11/99                $2.00                 39.1%                  19.5
    2/12/99                $2.06                 43.5%                  47.1
    2/16/99                $2.03                 41.3%                   4.9
    2/17/99                $1.97                 37.0%                  11.2
--------------------------------------------------------------------------------
    2/18/99                $2.03                 41.3%                  19.3
--------------------------------------------------------------------------------

               AVERAGE DAILY VOLUME (000'S)
     ------------------------------------------------
           PERIOD            VOLUME        % INCREASE
           ------            ------        ----------
     1/19/99 - 2/18/99        68.1              --
     1/4/99 - 1/15/99         40.3            69.1%
     1998 Full Year           55.7            22.3%



THE LAZARD HOUSES                    - 4 -     PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                   EXECUTIVE SUMMARY

SUMMARY COMPARISON OF BUSINESS PLANS

($ IN MILLIONS)

I.      Page 5 - Summary Comparison of Business Plans

There are four graphs presented on this page to compare the December business plans (Base and Growth) versus the "Unconstrained" February business plan. These four graphs consider selected financial criteria and are detailed below:

      1.      Year-end Subscribers (in thousands)
          Base - Increases from 10.5 in 1998 to 50.2 in 2001
          Growth - Increases from 10.5 in 1998 to 72.5 in 2001
          Unconstrained - Increases from 22.5 in 1999 to 410.3 in 2004

      2.      Revenue ($ in millions)
          Base - Increases from $35.7 in 1998 to $104.2 in 2001
          Growth - Increases from $35.7 in 1998 to $134.1 in 2001
          Unconstrained - Increases from $40.9 in 1999 to $312.8 in 2004

      3.      EBITDA
          Base - Increases from ($18.8) in 1998 to $14.8 in 2001
          Growth - Increases from ($18.8) in 1998 to $18.5 in 2001 Unconstrained - Increases from ($10.5) in 1999 to $80.8 in 2004

      4.      Free Cash Flow
          Base - Increases from ($65.9) in 1998 to $1.3 in 2001
          Growth - Increases from ($65.9) in 1998 to $13.4 in 2001 Unconstrained - Increases from ($15.6) in 1999 to $44.9 in 2004


THE LAZARD HOUSES                                 PRELIMINARY DRAFT-CONFIDENTIAL

PROJECT ZOLA                                     REVIEW OF REVISED BUSINESS PLAN

OVERVIEW OF CONSOLIDATED REVISED BUSINESS PLAN(a)

($ in millions)



                                            1999        2000         2001         2002         2003         2004
                                            ----        ----         ----         ----         ----         ----
 SUBSCRIBERS                               22,486      58,245      124,572      221,767      325,743      410,346
   % Growth                                    NA       159.0%       113.9%        78.0%        46.9%        26.0%
 REVENUE
   Net Product Sales                      $  32.7     $  58.9     $   89.3     $  122.8     $  152.6     $  174.3
   Service Income                             8.2        18.9         38.2         68.0        104.5        138.5
                                          -------     -------     --------     --------     --------     --------
 TOTAL REVENUE                            $  40.9     $  77.9     $  127.5     $  190.8     $  257.1     $  312.8
   % Growth                                    NA        90.5%        63.7%        49.7%        34.7%        21.7%


 EBITDA                                  ($  10.5)   ($   6.8)   ($    2.8)    $   13.0     $   43.3     $   80.8
   % Margin                                 (25.8%)      (8.7%)       (2.2%)        6.8%        16.8%        25.8%


 OPERATING INCOME                        ($  16.9)   ($  13.7)   ($   11.6)    $    0.5     $   26.5     $   62.0
   % Margin                                 (41.3%)     (17.7%)       (9.1%)        0.3%        10.3%        19.8%


 NET INCOME TO COMMON (LOSS) - AS GIVEN  ($  23.4)   ($  22.2)   ($   21.6)   ($   11.7)    $   13.1     $   52.9


 TOTAL UNLEVERED FCF                     ($  15.6)   ($   6.0)   ($   14.6)   ($    8.8)    $   20.0     $   44.9
 CUMULATIVE FCF                          ($  15.6)   ($  21.6)   ($   36.2)   ($   45.0)   ($   25.0)    $   19.9


------------------------------------------------------------------------------------------------------------------
 RoameR ONE ONLY
 ---------------

 TOTAL UNLEVERED FCF                     ($   7.9)   ($  13.3)   ($   21.5)   ($   17.8)    $    6.5     $   32.8
 CUMULATIVE UNLEVERED FCF                ($   7.9)   ($  21.2)   ($   42.7)   ($   60.5)   ($   54.0)   ($   21.3)
------------------------------------------------------------------------------------------------------------------



----------

(a)   Excludes MBU operating projections.

THE LAZARD HOUSES                                 PRELIMINARY DRAFT-CONFIDENTIAL

PROJECT ZOLA                                     REVIEW OF REVISED BUSINESS PLAN




OVERVIEW OF CONSOLIDATED REVISED BUSINESS PLAN(a)


($ in millions)





                                         1999         2000         2001         2002         2003         2004
                                         ----         ----         ----         ----         ----         ----
           REVENUE
           -------
           RoameR                       $   7.9      $  24.6      $  55.7      $  96.6      $ 135.7      $ 161.8
           MIDLAND (b)                     28.9         48.2         66.0         87.7        113.0        140.0
           LMT                              4.2          5.0          5.9          6.5          8.4         11.0
           Other/Corporate                  0.0          0.0          0.0          0.0          0.0          0.0
                                        -------      -------      -------      -------      -------      -------
                 TOTAL                  $  40.9      $  77.9      $ 127.5      $ 190.8      $ 257.1      $ 312.8



           EBITDA
           ------
           RoameR                      ($   6.8)    ($   8.8)    ($   9.9)     $   0.6      $  25.9      $  58.2
           MIDLAND                         (0.4)         4.4          9.1         14.1         18.6         23.2
           LMT                              0.1          0.7          1.2          1.5          2.2          2.9
           Other/Corporate                 (3.5)        (3.1)        (3.2)        (3.3)        (3.4)        (3.6)
                                        -------      -------      -------      -------      -------      -------
                 TOTAL                 ($  10.5)    ($   6.8)    ($   2.8)     $  13.0      $  43.3      $  80.8



           CAPITAL EXPENDITURES
           --------------------
           RoameR                       $   1.7      $   6.2      $  14.8      $  22.9      $  23.8      $  18.5
           MIDLAND                          0.5          0.7          0.3          0.1          0.1          0.1
           LMT                              0.2          0.2          0.2          0.2          0.2          0.2
           Other/Corporate                  0.0          0.0          0.0          0.0          0.0          0.0
                                        -------      -------      -------      -------      -------      -------
                 TOTAL                  $   2.4      $   7.0      $  15.2      $  23.2      $  24.1      $  18.8



           UNLEVERED FREE CASH FLOW
           ------------------------
           RoameR                       ($  7.9)     ($ 13.3)     ($ 21.5)     ($ 17.8)     $   6.5      $  32.8
           MIDLAND                         (2.1)        11.7          9.2         11.0         15.0         13.8
           LMT                             (0.1)         0.5          1.0          1.3          1.9          1.9
           Other/Corporate                 (5.5)        (4.9)        (3.2)        (3.3)        (3.4)        (3.6)
                                        -------      -------      -------      -------      -------      -------
                 TOTAL                  ($ 15.6)     ($  6.0)     ($ 14.6)     ($  8.8)     $  20.0      $  44.9




----------

(a) Excludes MBU operating projections.


(b) Excludes RoameR network monitoring costs.


THE LAZARD HOUSES                     - 7 -    PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                     REVIEW OF REVISED BUSINESS PLAN


GENERAL ASSUMPTIONS

       TOPIC                                 ASSUMPTIONS/COMMENT
-------------------           --------------------------------------------------
OVERALL METHODOLOGY           -    Each business line model put together on a
                                   stand-alone basis
                                   -    RoameR    -    LMT
                                   -    Midland   -    MBU (expected to be sold
                                                       by 9/30/99)

--------------------------------------------------------------------------------

RoameR ONE                    -    410,346 subscribers and $162mm of revenue by
                                   2004

                              - Generic market roll out scenarios for small and large markets (5-year roll-out)
                                   -    30 large markets (Top 50 MSAs)
                                   -    30 small markets (Top 100 MSAs)

                              -    Assumes each market has 45 channel capacity
                                   -    200 radios per channel (9,000 subs per
                                        market)
                                   -    4-8 base station sites (small-large
                                        markets)

--------------------------------------------------------------------------------
MIDLAND                       -    Assumes increasing sales from:
                                   -    220 MHz equipment ($17mm in 2004)
                                   -    VHF refarming market ($107mm in 2004)

                              -    Declining sales from LMR equipment ($10mm in
                                   2004)

--------------------------------------------------------------------------------
LMT                           -    Continued growth in R&D-oriented revenue
                                   ($11mm in 2004)

--------------------------------------------------------------------------------
CORPORATE                     -    Steady cost of  --  $3.5mm annually

--------------------------------------------------------------------------------


THE LAZARD HOUSES
                                     - 8 -     PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                     REVIEW OF REVISED BUSINESS PLAN


RoameR ONE - ROLL OUT SCHEDULE AND LOAD FACTOR

- Each market is assumed to roll-out according to generic model according to size of market (small-large)

     - Example: Market rolled out in year three will have same characteristics as market rolled out in year one


                                                  SMALL MARKETS      LARGE MARKETS
                                                  -------------      -------------
           MARKET ROLL OUT SCHEDULE
                Year  1 - 1999                     2 (2 cuml.)        4 (4 cuml.)
                      2 - 2000                     8 (10)             8 (12)
                      3 - 2001                     8 (18)             8 (20)
                      4 - 2002                     8 (26)             8 (28)
                      5 - 2003                     4 (30)             2 (30)
                      6 - 2004                     - (30)             - (30)


           ---------------------------------------------------------------------
           GENERIC LOAD FACTOR                       SUBSCRIBERS    SUBSCRIBERS
                                                     -----------    -----------
                Year  1 - 1999                       1,150 (13%)    2,301 (26%)
                      2 - 2000                       2,689 (30%)    5,377 (60%)
                      3 - 2001                       4,198 (47%)    8,395 (93%)
                      4 - 2002                       5,493 (61%)    9,000 (100%)
                      5 - 2003                       6,604 (73%)    9,000 (100%)
                      6 - 2004                       7,558 (84%)    9,000 (100%)
                      7 - 2005                       8,377 (93%)    9,000 (100%)
                      8 - 2006                       9,000 (100%)   9,000 (100%)


THE LAZARD HOUSES                    - 9 -     PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                     REVIEW OF REVISED BUSINESS PLAN


RoameR ONE - SUBSCRIBER ASSUMPTIONS

- Subscriber assumptions are the same for both small and large markets and are static for full ten-year projection period.



    CATEGORY TOPIC                           ASSUMPTIONS/COMMENT
----------------------        --------------------------------------------------
VOICE-DATA SERVICE MIX        -    50% voice only

                              -    50% voice and data

--------------------------------------------------------------------------------
PURCHASE/RENTAL               -    75% purchase at 20% discount to cost of goods

                              -    25% rental at full price plus mark-up
                                   (implied annual interest cost of
                                   approximately 6-7%)

--------------------------------------------------------------------------------
CHURN STATISTICS(a)           -    3.75% per quarter based on beginning period
                                   subscribers
                                   -    NexTel (1.75%/month)
                                   -    Cellular (2%/month)
                                   -    PCS (3%/month)

--------------------------------------------------------------------------------
AIRTIME REVENUE               -    Voice only - $60/quarter ($20/month)

                              -    Voice and Data - $90/quarter ($30/month)

                              -    Unlimited "all-you-can-eat" airtime

--------------------------------------------------------------------------------



----------

(a)   Source:  The Strategis Group.

THE LAZARD HOUSES                    - 10 -    PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                     REVIEW OF REVISED BUSINESS PLAN


RoameR ONE- SUBSCRIBER EQUIPMENT ASSUMPTIONS


        TOPIC                                ASSUMPTION/COMMENT
----------------------        --------------------------------------------------
EQUIPMENT SALES               -    20% Discount vs. Intek COGS

                                                VOICE ONLY                      VOICE AND DATA
                                        -------------------------          -------------------------
                                        SELLING PRICE       COST           SELLING PRICE       COST
                                        -------------      ------          -------------      ------
                         Year 1            $350            ($438)               $700          ($875)
                         Year 2            $300            ($375)               $625          ($781)
                         Year 3            $275            ($344)               $550          ($688)
                         Year 4            $250            ($313)               $475          ($594)
                         Year 5            $200            ($250)               $400          ($500)
                         Years 6-10        $200            ($250)               $400          ($500)

------------------------------------------------------------------------------------------------------
EQUIPMENT RENTAL
                                                VOICE ONLY                      VOICE AND DATA
                                        ---------------------------        ---------------------------
                                        RENTAL INCOME   5 YR. TOTAL        RENTAL INCOME   5 YR. TOTAL
                                        -------------   -----------        -------------   -----------
                         Year 1          $30/quarter       ($600)               $60         ($1,200)
                         Year 2          $26               ($520)               $54         ($1,080)
                         Year 3          $24               ($480)               $47           ($940)
                         Year 4          $22               ($440)               $41           ($820)
                         Year 5          $17               ($340)               $35           ($700)
                         Years 6-10      $17               ($340)               $35           ($700)




THE LAZARD HOUSES                    - 11 -    PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                     REVIEW OF REVISED BUSINESS PLAN


RoameR ONE - SITE/OTHER ASSUMPTIONS

-    All assumptions listed below are static for entire 10-year period.

                                                                SMALL MARKETS              LARGE MARKETS
                                                                -------------              -------------
   -   Sites Required Per Market                                     4                          8

   -   Quarterly Site Expenses per Site
       -  Rent, Insurance                                     $4,500 ($18,000)          $4,500 ($18,000)
       -  Maintenance & Repair                                 1,000 (4,000)             1,000 (4,000)


   -   Quarterly Capital Expenditure Per Channel              $8,000 ($32,000)          $11,000 ($44,000)

   -   Warranty Reserve (as a % of Revenue)                          0.5%                       0.5%

   -   Quarterly General and Administrative Expenses
       -  Fixed                                               $45,000 ($180,000)         $35,000 ($140,000)
       -  Bad Debt Expense (as a % of Revenue)                       2.0%                       2.0%


-----------------------------------------------------------------------------------------------------------
   -   Sales and Marketing
       -  Subscriber acquisition cost                               $200                       $200
-----------------------------------------------------------------------------------------------------------




THE LAZARD HOUSES                    - 12 -    PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                       SUMMARY VALUATION OF BUSINESS
                                                PLAN AND VALUATION SENSITIVITIES
SUMMARY VALUATION DISCUSSION TOPICS

           Discussion Topic                                   Impact
           ----------------                                   ------
-    RoameR is essentially a                 -    Greater than 100% of total
     start-up business                            value is in terminal value

                                                  -    Negative free cash flow
                                                       for 4 years

                                                  -    Choice of terminal value
                                                       year is extremely
                                                       important (comparison of
                                                       2003 and 2004 terminal
                                                       values)


-    Management team is relatively               -    Actual results will
     new to Intek and 200 MHz market                  likely vary from plan
     is unseasoned



                                                  -    Warrants higher discount
                                                       rate to mitigate
                                                       execution and market risk


-    Business plan is detailed, but relies       -   Stress Test 2004 Terminal
     on a fairly simplistic and often                Value
     static assumptions

          -    May not take into account              - Lower subscriber growth
               possible competitive
               alternatives in the future             - Lower subscriber revenue

                                                      - Lower refarming and
                                                        220 MHz Midland sales


-    Business requires substantial              -  Calculate magnitude of impact
     additional capital for 4 year                 on parent company
     period beyond $25mm Securicor
          facility

          -    ($45mm overall; $61mm for            -    Reported EPS
               RoameR alone)                        -    Access to third-party
                                                         financing


-    Lack of bottoms-up sales force             -    Could impact market
     assumptions                                     roll-out schedule
          -    Number of sales people
          -    Quotas
          -    Targeted accounts

THE LAZARD HOUSES                                 PRELIMINARY DRAFT-CONFIDENTIAL

PROJECT ZOLA                     Summary Valuation of Business Plan and
                                 Valuation Sensitivities

SUMMARY OF INTEK GLOBAL CONSOLIDATED VALUATION(a) - "AS GIVEN" ASSUMPTIONS ($ in millions, except per share values)


- The following chart summarizes Intek's theoretical DCF valuation using "as given" revised business plan assumptions

                                        VALUATION ASSUMPTIONS                                      1999E        VALUATION RANGE/
                           DISCOUNT RATE        EBITDA TERMINAL VALUE      VALUATION RANGE        REVENUE        1999E REVENUE
                           -------------        ---------------------      ---------------        -------        -------------

 RoameR One              17.5%   -   22.5%         12.0x   -   14.0x       $184    -    $286        $7.9      23.4x     -    36.4x

 Midland                 15.0%   -   20.0%          8.0x    -  10.0x        $90    -    $133       $28.9      3.1x      -     4.6x

 LMT                     15.0%   -   20.0%          8.0x    -  10.0x        $11    -    $16         $4.2      2.6x      -     3.9x

 MBU                            Estimated Purchase Price Range              $5     -    $10

Sale of Excess Inventory        Estimated Value                             $5     -     $5

Corporate Expenses       17.5%  -    22.5%          5.0x    -   5.0x      ($16)    -    ($19)
                                                                          -----         -----

  TOTAL ASSET VALUE                                                       $279     -    $432       $40.9      6.8x      -    10.6x

   Less: Net Debt @ 9/30/98(a)                                           $75.9     -   $75.9

  TOTAL EQUITY VALUE                                                      $203     -    $356

  IMPLIED PER SHARE VALUE(b)                                             $4.79     -   $8.41


---------------------

(a) Per share value assumes 42.3mm shares outstanding as of 9/30/98.

(b) Net debt assumes $15mm drawn down on Securicor $25 mm credit agreement.



THE LAZARD HOUSES           - 14 -            PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                              SUMMARY VALUATION OF BUSINESS PLAN AND
                                          VALUATION SENSITIVITIES

OVERVIEW OF VALUATION SENSITIVITIES

- We have prepared several business case sensitivities which we believe capture the magnitude of potential downside scenarios to the plan.

     -    Higher discount rates

     -    Lower terminal value

- Each of these sensitives is possible on its own and could potentially be combined to create more severe downside scenarios.


                                                                                                       FIRM
                                                                                                   VALUATION RANGE
                                                                                                   ---------------

                          INTEK GLOBAL CONSOLIDATED VALUATION - "AS GIVEN"                         $279     -    $432
                          ---------------------------------------------------------------------------------------------------------

   VALUATION SENSITIVITIES
                                                                                                     PER SHARE
                                                                          VALUATION IMPACT        VALUATION IMPACT
                                                                          ----------------        ----------------


 1. Higher Discount Rates for RoameR One (25% - 30%)                     ($107)   -  ($39)        ($2.53) - ($0.92)

 TERMINAL VALUE SENSITIVITIES
 ----------------------------

 2. RoameR One 2003 EBITDA Terminal Valuation                            ($141)   -  ($92)        ($3.33) - ($2.17)
     - Versus 2004 Terminal Value

 3. Lower Subscriber Growth for RoameR One                               ($194)   -  ($97)        ($4.59) - ($2.30)
     -25% - 50% Fewer Subscribers in 2004
     -205,173 - 307,760 Subscribers versus 410,436

 4. Lower Service Revenue for RoameR One                                 ($140)   -  ($93)        ($3.31) - ($2.20)
     -15% - 30% Discount on 2004 Service Revenue

 5. Lower Midland Sales                                                   ($73)   -  ($37)        ($1.73) - ($0.86)
    -25% - 50% discount on Refarming and 200 MHz Business in 2004




                                                                         EQUITY
                                                                     VALUATION RANGE               PER SHARE RANGE
                                                                     ---------------               ---------------

                                                                    $203    -    $356             $4.79    -  $8.41
                                                                   ------------------------------------------------
                                                                   IMPLIED VALUATION RANGE        PER SHARE RANGE
                                                                   -----------------------        ---------------
 1. Higher Discount Rates for RoameR One (25% - 30%)                  $96     -    $317          $2.27   -   $7.49

 TERMINAL VALUE SENSITIVITIES
 ----------------------------

 2. RoameR One 2003 EBITDA Terminal Valuation                         $62     -    $264         $1.46   -    $6.24
     - Versus 2004 Terminal Value

 3. Lower Subscriber Growth for RoameR One                             $8     -    $259         $0.20   -    $6.11
     -25% - 50% Fewer Subscribers in 2004
     -205,173 - 307,760 Subscribers versus 410,436

 4. Lower Service Revenue for RoameR One                              $63     -    $262         $1.49   -    $6.20
     -15% - 30% Discount on 2004 Service Revenue

 5. Lower Midland Sales                                              $130     -    $319         $3.06   -    $7.54
    -25% - 50% discount on Refarming and 200 MHz Business in 2004



THE LAZARD HOUSES            - 15 -           PRELIMINARY DRAFT -- CONFIDENTIAL

                                                                      Appendix A
PROJECT ZOLA

OVERVIEW OF RoameR ONE BUSINESS PLAN

($ in millions)

                                            1999        2000        2001      2002            2003            2004         2005
                                            ----        ----        ----      ----            ----            ----         ----
 Subscribers                              22,486       58,245    124,572   221,767          325,743        410,346       466,388
   % Growth                                   NA        159.0%     113.9%     78.0%            46.9%          26.0%         13.7%

 Revenue                                    $7.9        $24.6      $55.7     $96.6           $135.7         $161.8        $175.8
   % Growth                                   NA        213.2%     126.0%     73.6%            40.4%          19.3%          8.7%



 EBITDA                                    ($6.8)       ($8.8)     ($9.9)     $0.6            $25.9          $58.2         $86.3
   % Margin                                (86.1%)      (35.6%)   (17.8%)      0.7%            19.1%          36.0%         49.1%

 Operating Income                         ($11.3)      ($14.6)   ($17.9)    ($10.9)           $10.0          $40.2         $67.6
 Taxes @ 35.0%                               0.0          0.0       0.0        0.0              0.0           10.2          23.7
 UNLEVERED NET INCOME                     ($11.3)      ($14.6)   ($17.9)    ($10.9)           $10.0          $30.0         $43.9

 CUMULATIVE OPERATING LOSS                ($11.3)      ($26.0)   ($43.9)    ($54.8)          ($44.8)         ($4.6)        $63.0

 CASH ITEMS

 Plus: Depreciation and Amortization        $4.6         $5.9      $8.0      $11.5            $15.9          $18.0         $18.7
 Less: Increase in Working Capital          $0.6         $1.7      $3.1       $4.4             $4.4           $3.2          $2.2
 Less: Cap. Ex. - BuildOut                  $0.0        ($0.8)    ($3.3)     ($5.9)           ($4.8)         ($1.9)        ($1.1)
 Less: Cap. Ex. - Rental                   ($1.7)       ($5.4)   ($11.5)    ($17.0)          ($19.0)        ($16.6)       ($12.9)



 TOTAL UNLEVERED FCF                       ($7.9)      ($13.3)   ($21.5)    ($17.8)            $6.5          $32.8         $50.8
 % FCF GROWTH                                 NA          NM         NM         NM               NM          404.0%         55.1%
 CUMULATIVE UNLEVERED FCF                  ($7.9)      ($21.2)   ($42.7)    ($60.5)          ($54.0)        ($21.3)        $29.5




                                              2006        2007           2008
                                              ----        ----           ----
($ in millions)
 Subscribers                                 501,996    528,063         546,411
   % Growth                                      7.6%       5.2%            3.5%

 Revenue                                      $183.7     $190.9          $196.6
   % Growth                                     4.5%        3.9%            3.0%



 EBITDA                                      $104.3      $115.0          $122.8
   % Margin                                    56.8%       60.3%           62.5%

 Operating Income                             $84.9       $96.6          $106.2
 Taxes @ 35.0%                                 29.7        33.8            37.2
 Unlevered Net Income                         $55.2       $62.8           $69.0

 CUMULATIVE OPERATING LOSS                   $147.9      $244.5          $350.7

 CASH ITEMS

 Plus: Depreciation and Amortization          $19.4       $18.4           $16.6
 Less: Increase in Working Capital             $1.4        $1.0            $0.7
 Less: Cap. Ex. - BuildOut                    ($0.1)       $0.0            $0.0
 Less: Cap. Ex. - Rental                     ($10.4)      ($9.4)          ($8.9)



 Total Unlevered FCF                          $65.4       $72.8           $77.4
 % FCF Growth                                 28.7%        11.3%            6.3%
 Cumulative Unlevered FCF                    $95.0      $167.8           $245.2


 6 YEAR DISCOUNTED CASH FLOW ($58.2MM EBITDA IN 2004)
 ----------------------------------------------------

 Discount       PV OF                PV of 2004 Terminal Value
   Rate          FCF                 Using EBITDA Multiples                   Total Asset Value         Implied Perpetuity Growth
 --------       -----                ----------------------                   -----------------         -------------------------
                          +      12.0x      13.0x      14.0x    =       12.0x      13.0x      14.0x      12.0x      13.0x    14.0x
   22.5%        ($23)            $207       $224       $241             $184       $201       $218       17.0%      17.4%    17.8%

   20.0%        ($23)             234        253        273              211        230        250       14.6%      15.0%    15.4%


   17.5%        ($24)             265        288        310              242        264        286      12.2%       12.6%    13.0%

THE LAZARD HOUSES                                 PRELIMINARY DRAFT-CONFIDENTIAL

 PROJECT ZOLA
                                                                      APPENDIX A


OVERVIEW OF MIDLAND BUSINESS PLAN

($ in millions)

                                                1999           2000     2001        2002       2003        2004
                                                ----           ----     ----        ----       ----        ----
 Revenue                                       $28.9          $48.2    $66.0       $87.7      $113.0      $140.0
   % Growth                                       NA           67.1%    36.8%       32.9%       28.8%       23.9%

 EBITDA                                        ($0.4)          $4.4     $9.1       $14.1       $18.6       $23.2
   % Margin                                    (1.3%)           9.1%    13.8%       16.1%       16.5%      16.6%

 Operating Income                              ($1.3)          $3.3     $8.0       $12.9       $17.4      $22.2

 Taxes @ 35.0%                                   0.0            0.0      0.0         0.0         0.0        5.6
                                               -----           ----     ----       -----       -----      -----
 UNLEVERED NET INCOME                          ($1.3)          $3.3     $8.0       $12.9       $17.4      $16.6

 CASH ITEMS
 ----------

 Plus: Depreciation and Amortization            $0.9           $1.0     $1.1        $1.2        $1.2       $1.0

 Less: Increase in Working Capital             ($1.3)          $3.2    ($1.5)      ($3.0)      ($3.5)     ($3.7)

 Less: Capital Expenditures                    ($0.5)         ($0.7)   ($0.3)      ($0.1)      ($0.1)     ($0.1)

 Less: Change in Long-Term assets               $0.0           $4.8     $1.8        $0.0        $0.0       $0.0

 TOTAL UNLEVERED FCF                           ($2.1)         $11.7     $9.2       $11.0       $15.0      $13.8



 6 YEAR DISCOUNTED CASH FLOW ($23.2MM EBITDA IN 2004)
 ----------------------------------------------------

                                PV of 2004 Terminal Value
   Discount     PV OF           Using EBITDA Multiples                   Total Asset Value           Implied Perpetuity Growth
     Rate        FCF     +      8.0x        9.0x      10.0x    =       8.0x       9.0x     10.0x     8.0x      9.0x     10.0x
     ----        ---     -      ----        ----      -----    -       ----       ----     -----     ----      ----     -----
   20.0%        $28            $62         $70         $78             $90        $98      $105     11.7%     12.6%     13.3%


   17.5%        $30             71          79          88             101        109       118      9.4%     10.2%     10.9%

   15.0%        $33             80          90         100             113        123       133      7.1%      7.9%      8.6%

THE LAZARD HOUSES                      17        PRELIMINARY DRAFT--CONFIDENTIAL

PROJECT ZOLA
                                                                      APPENDIX A


OVERVIEW OF LMT BUSINESS PLAN
($ IN MILLIONS)


                                           1999        2000      2001           2002           2003           2004
                                           ----        ----      ----           ----           ----           ----
 Revenue                                  $4.2         $5.0      $5.9           $6.5           $8.4         $11.0
   % Growth                                 NA         21.0%     16.7%          10.8%          30.0%         30.0%

 EBITDA                                   $0.1         $0.7      $1.2           $1.5           $2.2          $2.9
   % Margin                                1.6%        14.5%     21.2%          23.7%          26.6%         26.6%

 Operating Income                        ($0.4)        $0.2      $0.7           $1.0           $1.7          $2.3
 Taxes @ 35.0%                             0.0          0.0       0.0            0.0            0.0           0.6
                                         -----         ----      ----           ----           ----          ----
 UNLEVERED NET INCOME                    ($0.4)        $0.2      $0.7           $1.0           $1.7          $1.7

 CASH ITEMS
 Plus: Depreciation and Amortization      $0.5         $0.5      $0.5           $0.6           $0.6          $0.6
 Less: Increase in Working Capital        $0.1        ($0.1)    ($0.1)         ($0.0)         ($0.1)         ($0.2)
 Less: Capital Expenditures              ($0.2)       ($0.2)    ($0.2)         ($0.2)         ($0.2)         ($0.2)

 TOTAL UNLEVERED FCF                     ($0.1)        $0.5      $1.0           $1.3           $1.9           $1.9

6 YEAR DISCOUNTED CASH FLOW ($2.9MM EBITDA IN 2004)


                                             PV of 2004 Terminal Value
                                               Using EBITDA Multiples                 Total Asset Value
     Discount     PV OF                    ----------------------------               -----------------
      Rate        FCF           +          8.0x        9.0x       10.0x        =      8.0x        9.0x       10.0x
      ----        ---           -          ----        ----       -----        -      ----        ----       -----


    20.0%         $3                        $8          $9         $10                $11         $12         $13


    17.5%         $3                         9          10          11                 12          13          14


    15.0%         $3                         10          11          13                14          15          16


    Implied Perpetuity Growth
    -------------------------
  8.0x        9.0x       10.0x
  ----        ----       -----
 10.8%       11.8%       12.5%


  8.5%        9.4%       10.2%


  6.2%        7.1%        7.8%

THE LAZARD HOUSES          - 18 -             PRELIMINARY DRAFT -- CONFIDENTIAL

 PROJECT ZOLA                                                        APPENDIX A


VALUATION SENSITIVITIES

1. HIGHER DISCOUNT RATES FOR RoameR ONE (25% - 30%)

                                           Roamer Valuation                             Valuation Impact
                         ---------------------------------------------   ----------------------------------------------------
 Discount Rates             12.0x              13.0x             14.0x              Total(a)                 Per Share
--------------             -----              -----             -----    ----------------------        ----------------------
       30.0%                $123               $135              $147     ($107)     -     ($83)       ($2.53)    -    ($1.96)
       25.0%                $161               $176              $191      ($69)     -     ($39)       ($1.64)    -    ($0.92)
       --------------------------------------------------------------
       22.5%                $184               $201              $218
       20.0%                $211               $230              $250
       17.5%                $242               $264              $286



----------------------------
 (a) 20.0% versus 25% - 30% discount rates


2. RoameR ONE 2003 EBITDA TERMINAL VALUATION  ($25.9MM EBITDA IN 2003)

                            Value of Terminal Multiple                             Valuation Impact
                          -----------------------------              --------------------------------------------------

 Discount Rates            12.0x       13.0x      14.0x                      Total(a)                 Per Share
 --------------            -----       -----      -----              ---------------------      -----------------------

       22.5%               $112        $122       $131                ($141)    -    ($122)     ($3.33)    -    ($2.89)

       20.0%                $125        $135       $145               ($129)    -    ($108)     ($3.04)    -    ($2.55)

       17.5%                $139        $150       $162               ($115)    -     ($92)     ($2.71)    -    ($2.17)


(a) Reflects value difference between 2004 EBITDA terminal value (13.0x EBITDA multiple and 20.0% discount rate) and 2003 EBITDA terminal value (12.0x - 14.0x).

THE LAZARD HOUSES          - 19 -              PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX A

3. LOWER SUBSCRIBER GROWTH FOR RoameR ONE (25%-50% FEWER SUBSCRIBERS IN 2004)


 % OF PLAN
  IN 2004              SUBSCRIBERS        GROSS CONTRIBUTION      CHANGE VS. PLAN     IMPLIED 2004 EBITDA
  -------              -----------        ------------------      ---------------     -------------------
  100.0%                 410,346                  $89.3                    $0.0            $58.2
   75.0%                 307,760                  $67.0                  ($22.3)           $35.9
   50.0%                 205,173                  $44.6                  ($44.6)           $13.6


               100% of Plan                             75% of Plan                              50% of Plan
   ---------------------------------------     -----------------------------     --------------------------------------------------
     EBITDA Terminal Multiple                  EBITDA Terminal Multiple             EBITDA Terminal Multiple
              12.0x      13.0x      14.0x                    12.0x     13.0x      14.0x                  12.0x       13.0x    14.0x
              -----      -----      -----                    -----     -----      -----                  -----       -----    -----
   22.5%      $207       $224       $241         22.5%       $127      $138       $149       22.5%       $48         $52      $56
                         ----                                          ----                                          ---
   20.0%      $234       $253       $273         20.0%       $144      $156       $168       20.0%       $54         $59      $64
                         ----                                          ----                                          ---
   17.5%      $265       $288       $310         17.5%       $164      $177       $191       17.5%       $62         $67      $72

                     Valuation Impact vs. 100% of Plan:                ($97)                                       ($194)
                                    Per Share Impact:                ($2.30)                                      ($4.59)

THE LAZARD HOUSES                - 20 -        PRELIMINARY DRAFT -- CONFIDENTIAL

 PROJECT ZOLA                                                        Appendix A

4. LOWER SERVICE REVENUE FOR RoameR ONE


  SERVICE                       % REVENUE                    SERVICE REVENUE              IMPLIED
   REVENUE                       DISCOUNT                   CONTRIBUTION DISCOUNT       2004 EBITDA
   -------                       --------                   ---------------------       -----------
   $107.1                           0.0%                                $0.0            $58.2
   $85.7                           20.0%                              ($21.4)           $36.8
   $75.0                           30.0%                              ($32.1)           $26.1


              100% of Plan                          75% of Plan                               50% of Plan
   ------------------------------------     ------------------------------------        -----------------------------------
        EBITDA Terminal Multiple               EBITDA Terminal Multiple                   EBITDA Terminal Multiple
              12.0x     13.0x     14.0x                  12.0x    13.0x     14.0x                 12.0x     13.0x     14.0x
              -----     -----     -----                  -----    -----     -----                 -----     -----     -----
   22.5%      $207      $224      $241      22.5%        $131     $141      $152        22.5%      $93      $100      $108
                        -----                                     -----                                     -----
   20.0%      $234      $253      $273      20.0%        $148     $160      $172        20.0%     $105      $113      $122
                        -----                                     -----                                     -----
   17.5%      $265      $288      $310      17.5%        $168     $182      $196        17.5%     $119      $129      $139

            Valuation Impact vs. 100% of Plan:                    ($93)                                    ($140)
            Per Share Impact:                                   ($2.20)                                   ($3.31)



THE LAZARD HOUSES                 - 21 -       PRELIMINARY DRAFT -- CONFIDENTIAL

 PROJECT ZOLA                                                        APPENDIX A

5. LOWER MIDLAND SALES (25% - 50% DISCOUNT IN 2004)

                        REFARMING SALES                            200MHz SALES
        -------------------------------------           -------------------------------
                                     GROSS                                     GROSS                                    IMPLIED
          SALES       DISCOUNT   CONTRIBUTION           SALES   DISCOUNT   CONTRIBUTION         CHANGE VS. PLAN       2004 EBITDA
          -----       --------   ------------           -----   --------   ------------         ---------------       -----------
        $106.6           0.0%         $36.6              $17.5    0.0%      $6.2                  $0.0                 $23.2
          79.9          25.0%         $27.4               13.1   25.0%      $4.7                ($10.7)                $12.5
          53.3          50.0%         $18.3                8.7   50.0%      $3.1                ($21.4)                 $1.8

                    0% Discount                                 25% Discount                                 50% Discount
               ---------------------------------       -------------------------------         ----------------------------------
               EBITDA Terminal Multiple                     EBITDA Terminal Multiple                     EBITDA Terminal Multiple
               8.0x          9.0x          10.0x       8.0x          9.0x        10.0x         8.0x          9.0x          10.0x
               ----          ----          -----       ----          ----        -----         ----          ----          -----
  20.0%        $62           $70           $78         $34           $38          $42            $5             $5             $6
                             ----                                    ----                                    -----
  17.5%        $71           $79           $88         $38           $43          $48            $6             $6             $7
                             ----                                    ----                                    -----
  15.0%        $80           $90           $100        $43           $49          $54            $6             $7             $8

     Valuation Impact vs. 0% Discount:                              ($37)                                     ($73)
           Per Share Impact:                                      ($0.86)                                   ($1.73)



THE LAZARD HOUSES                - 22 -       PRELIMINARY DRAFT -- CONFIDENTIAL

 PROJECT ZOLA                                                        Appendix A

6. SENSITIVITY FOR VARIOUS EBITDA BASED TERMINAL VALUES(a)

          6-YEAR DISCOUNTED CASH FLOW - PRESENT VALUE OF TERMINAL VALUE
          -------------------------------------------------------------

                                                                   EBITDA            AS GIVEN
                    --------------------------------------------------------------------------------------------------
  Discount Rates    $30.0         $35.0         $40.0         $45.0      $50.0         $58.2         $60.0        $65.0
  --------------    ---------------------------------------------------------------------------------------------------
      30.0%          $81           $94           $108          $121       $135          $157          $162        $175
      25.0%          102           119           136           153         170           198           204         222
      22.5%          115           135           154           173         192           224           231         250
      20.0%          131           152           174           196         218           253           261         283
      17.5%          148           173           198           222         247           288           296         321
      15.0%          169           197           225           253         281           327           337         365

          5-YEAR DISCOUNTED CASH FLOW - PRESENT VALUE OF TERMINAL VALUE

                                                                           EBITDA            AS GIVEN
                            ---------------------------------------------------------------------------------------------------
 DISCOUNT RATES             $10.0         $15.0         $20.0         $22.5     $25.0         $25.9         $30.0         $35.0
---------------             ---------------------------------------------------------------------------------------------------
  30.0%                       $35           $53           $70           $79       $88           $91          $105          $123
  25.0%                        43            64            85            96       106           110           128           149
  22.5%                        47            71            94           106       118           122           141           165
  20.0%                        52            78           104           118       131           135           157           183
  17.5%                        58            87           116           131       145           150           174           203
  15.0%                        65            97           129           145       162           167           194           226


(a) Based on 13.0x EBITDA terminal multiples.



THE LAZARD HOUSES             - 23 -          PRELIMINARY DRAFT -- CONFIDENTIAL

 PROJECT ZOLA                                                        APPENDIX A


SUMMARY OF TAX ALLOCATIONS
($ in millions)


                                    1999        2000          2001      2002        2003        2004
                                    ----        ----          ----      ----        ----        ----
 Consolidated
 ------------
 Operating Income                ($16.9)     ($13.7)       ($11.6)         $0.5     $26.5      $62.0
 Taxes @ 35.0%                      0.0         0.0            0.0          0.0       0.0       16.4
                                    ---         ---            ---          ---       ---       ----
 Unlevered Net Income            ($16.9)     ($13.7)       ($11.6)         $0.5     $26.5      $45.6

 Cumulative Operating Loss       ($16.9)     ($30.6)       ($42.2)       ($41.7)   ($15.2)     $46.8


 Operating Income
 ----------------
 RoameR                          ($11.3)     ($14.6)       ($17.9)       ($10.9)    $10.0       $40.2
 MIDLAND                          ($1.3)       $3.3           $8.0        $12.9     $17.4       $22.2
 LMT                              ($0.4)       $0.2           $0.7         $1.0      $1.7        $2.3
                                 ------      ------        -------       ------     -----       -----
    Total                        ($13.0)     ($11.1)        ($9.2)         $3.0     $29.1       $64.7


 Allocation Percentage
 ---------------------
 RoameR                                                                                          62.1%
 MIDLAND                                                                                         34.3%
 LMT                                                                                              3.6%
                                                                                                  ---

    Total                                                                                         100%


 Tax Allocation
 --------------
 RoameR                            $0.0        $0.0           $0.0         $0.0      $0.0       $10.2
 MIDLAND                           $0.0        $0.0           $0.0         $0.0      $0.0        $5.6
 LMT                               $0.0        $0.0           $0.0         $0.0      $0.0        $0.6
                                   ----        ----           ----         ----      ----       -----
    Total                          $0.0        $0.0           $0.0         $0.0      $0.0       $16.4



THE LAZARD HOUSES                    - 24 -   PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B

PREMIUMS PAID ANALYSIS

- We have evaluated the premiums paid in 346 recent technology transactions valued between $100 to $1,000 mm from 1/1/95 to 1/15/99.

- The median premiums paid to 1 day and 4 weeks prior to the transaction were 25.1% and 39.4% respectively.

- Applying these premiums to the value of Intek's share price prior to Securicor's 1/19/99 announcement yields a range of $1.80 to $2.00 per share

-    Summary Results

                                                          Premium Prior to Transaction
                                            -----------------------------------------------
     Number of
    Transactions                             1 Day                  1 Week          4 Weeks
    ------------                             -----                  ------          -------
                          Average:           31.2%                   38.7%              44.6%
         346

                          Median:            25.1                     30.7              39.4


THE LAZARD HOUSES                                 PRELIMINARY DRAFT-CONFIDENTIAL

PROJECT ZOLA                                                         APPENDIX B


This graph illustrates the premiums paid over the trading price of the acquired Company's stock four weeks prior to the announcement date in 346 precedent technology transactions from January 1, 1995 to January 15, 1999. The median represented on this graph is 39.4%. The bar graphs illustrate the number of deals at various premiums increasing in increments of 10% and the percentage these deals represent in comparison to the total number of transactions considered. The data is summarized below:


PREMIUM TO PRICE                NUMBER OF DEALS    PERCENTAGE OF DEALS
----------------                ---------------    -------------------
   LESS THAN 10%                45                 13%

   10-20%                       34                 10%

   20-30%                       51                 15%

   30-40%                       47                 14%

   40-50%                       47                 14%

   50-60%                       34                 10%

   60-70%                       26                  8%

   70-80%                       14                  4%

   80-90%                       17                  5%

   GREATER THAN 90%             31                  9%


The Lazard Houses            - 26 -           PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B

PREMIUMS PAID ANALYSIS




  Date
Announced       Acquiror Name                        Target Name                          Target Business Description
---------       -------------                        -----------                          ---------------------------
01/07/99        Thermo Instrument Systems Inc        Spectra-Physics AB                   Mnfr electro-optical instr
01/07/99        Illinois Tool Works Inc              Trident International Inc            Manufacture printing machinery
01/06/99        Storebrand A/S                       Finansbanken ASA                     Bank
01/05/99        Anchor Bancorp Wisconsin Inc         FCB Financial Corp,Neenah,WI         Bank holding co
12/27/98        Fairchild Corp                       Kaynar Technologies Inc              Mnfr metal equip, components
12/23/98        Kimberly-Clark Corp                  Ballard Medical Products             Mnfr disposable medical prod
12/19/98        Tennenbaum & Co                      Whittaker Corp                       Mnfr pharmaceuticals
12/18/98        Borg-Warner Automotive Inc           Kuhlman Corp                         Mnfr transformers,indl springs
12/18/98        Rohm and Haas Co                     LeaRonal Inc                         Manufacture chemical additives
12/17/98        Blue Cross & Blue Shield of KC       RightCHOICE Managed Care Inc         Own and operate HMOs
12/17/98        Moriarty Acquisition Corp            Rival Co                             Mnfr household appliances
12/16/98        Seita                                Consolidated Cigar Holdings          Manufacture cigarettes
12/16/98        Chittenden Corp,Burlington,VT        Vermont Financial Services,VT        Bank holding company
12/15/98        Quintiles Transnational Corp         Pharmaceutical Marketing Svcs        Pvd marketing support svcs
12/14/98        Sky Financial Group Inc              First Western Bancorp Inc,PA         Bank holding company
12/14/98        American Oncology Resources          Physician Reliance Network Inc       Pvd physician mgmt bus svcs
12/13/98        MCI WorldCom                         OzEmail Ltd                          Internet Service Provider
12/11/98        Cracker Barrel Old Country Str       Logans Roadhouse Inc                 Own,operate restaurants
12/10/98        M&T Bank,Buffalo,New York            FNB Rochester Corp                   Commercial bank; holding co
12/09/98        Cadence Design Systems Inc           Quickturn Design Systems Inc         Dvlp computer systems
12/09/98        Investor Group                       Tower Realty Trust Inc               Real estate investment trust
12/08/98        GreenPoint Financial Corp,NY         Headlands Mortgage Corp,CA           Pvd mortgage banking svcs
12/08/98        Investor Group                       St John Knits Inc                    Mnfr,whl women's clothing
12/07/98        Matador Capital Management           BRC Holdings Inc                     Develop health care software
12/07/98        BEC Energy                           Commonwealth Energy System           Electric utility
12/03/98        Texas Pacific Group Inc              Denbury Resources Inc                Oil and gas exploration,prodn
12/03/98        Fairfax Financial Holdings Ltd       TIG Holdings Inc                     Property,casualty insurance co
12/03/98        Automatic Data Processing Inc        Vincam Group Inc                     Provide temporary help svcs
12/02/98        Pinault-Printemps Redoute            Brylane Inc                          Own,op mail-order house
12/02/98        Irvine Co                            Irvine Apartment Communities         Real estate investment trust
12/01/98        Republic Bancorp                     D&N Financial Corp,Hancock,MI        Bank holding company
11/25/98        Investor Group                       Sbarro Inc                           Operate, franchise restaurants
11/24/98        BGI Acquisition LLC                  Besicorp Group Inc                   Mnfr, whl heating equipment
11/24/98        JC Penney Co                         Genovese Drug Stores                 Drug stores
11/23/98        CMAC Investment Corp                 Amerin Corp                          Accident & health insurance co
11/23/98        Investor Group                       Hudson General Corp                  Provide aviation services



                                                     Premium         Premium     Premium
                                                     1 day           1 week      4 weeks           Value of
  Date                                               prior to        prior to    prior to          Transaction
Announced       Acquiror Name                        ann. date       ann. date   ann. date         ($ mil)
---------       -------------                        ---------       ---------   ---------         -------
01/07/99        Thermo Instrument Systems Inc         0.0              0.0        4.4              357.2
01/07/99        Illinois Tool Works Inc              78.4             83.3       78.4              111.7
01/06/99        Storebrand A/S                        0.0              6.9        3.3              488.5
01/05/99        Anchor Bancorp Wisconsin Inc         57.7             63.5       50.9              174.9
12/27/98        Fairchild Corp                       16.8             27.8       38.6              393.8
12/23/98        Kimberly-Clark Corp                  (0.5)            12.4       13.0              781.8
12/19/98        Tennenbaum & Co                      12.1             51.8       35.2              201.6
12/18/98        Borg-Warner Automotive Inc           23.8             43.1       38.4              790.8
12/18/98        Rohm and Haas Co                     29.2             37.4       59.1              449.2
12/17/98        Blue Cross & Blue Shield of KC       71.8             70.6       67.1              282.3
12/17/98        Moriarty Acquisition Corp            22.9             25.0       93.0              127.8
12/16/98        Seita                                12.4             33.5       86.7              730.4
12/16/98        Chittenden Corp,Burlington,VT        34.5             30.7       56.6              454.0
12/15/98        Quintiles Transnational Corp         29.7             28.3       43.3              191.1
12/14/98        Sky Financial Group Inc              23.1             28.4       43.9              424.3
12/14/98        American Oncology Resources           6.3             17.8       24.1              697.6
12/13/98        MCI WorldCom                          4.5             12.5       47.6              318.1
12/11/98        Cracker Barrel Old Country Str       13.9             10.3       33.8              172.7
12/10/98        M&T Bank,Buffalo,New York             6.0             55.3       85.9              119.6
12/09/98        Cadence Design Systems Inc           23.1             33.3       36.4              293.3
12/09/98        Investor Group                        9.4              9.8       16.4              645.5
12/08/98        GreenPoint Financial Corp,NY         50.9             50.3       65.7              491.0
12/08/98        Investor Group                       33.3             34.5       40.0              415.6
12/07/98        Matador Capital Management           10.9             10.2       12.8              288.5
12/07/98        BEC Energy                           16.6             14.5       16.1              949.6
12/03/98        Texas Pacific Group Inc              54.0             13.5      (9.2)              100.0
12/03/98        Fairfax Financial Holdings Ltd       26.9             29.4       15.3              846.8
12/03/98        Automatic Data Processing Inc        24.3             26.4       39.2              291.9
12/02/98        Pinault-Printemps Redoute            18.5             53.8       17.6              185.1
12/02/98        Irvine Co                            18.7             19.8       22.4              550.0
12/01/98        Republic Bancorp                     31.1             28.3       18.8              293.2
11/25/98        Investor Group                        3.3              5.3       2.8               367.2
11/24/98        BGI Acquisition LLC                   3.8              4.2      (0.7)              104.3
11/24/98        JC Penney Co                          0.0             20.0       51.9              497.5
11/23/98        CMAC Investment Corp                 12.2             10.9       17.9              634.5
11/23/98        Investor Group                        4.8              4.1       14.5              101.4

The Lazard Houses            - 27 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



  Date
Announced       Acquiror Name                             Target Name                          Target Business Description
---------       -------------                             -----------                          ---------------------------
11/20/98        AES Corp                                  CILCORP Inc                          Electric and gas utility
11/20/98        Maxxim Medical Inc                        Circon Corp                          Mnfr,whl surgical,med instr
11/20/98        Lowe's Cos Inc                            Eagle Hardware & Garden Inc          Own, op home improvement ctrs
11/20/98        SpeedFam International Inc                Integrated Process Equipment         Mnfr semiconductor wafers
11/19/98        American Retirement Corp                  Assisted Living Concepts Inc         Own,op assisted living homes
11/19/98        EM Industries Inc(Merck AG)               CN Biosciences Inc                   Mnfr medicinal biotech prods
11/19/98        American Airlines Inc(AMR)                Reno Air Inc                         Passenger airline
11/17/98        Investor Group                            Oak Technology Inc                   Manufacture semiconductors
11/16/98        Vulcan Materials Co                       CalMat Co(Vulcan Materials Co)       Mnfr,whl aggregates,concrete
11/16/98        Temple-Inland Inc,Diboll,Texas            HF Bancorp Inc,Hemet,CA              Bank holding co; savings bank
11/16/98        American Tower Corporation                Omniamerica Inc                      Pvd communications services
11/13/98        Disco/Ahold International                 Disco SA                             Own,operate grocery stores
11/13/98        Glamis Gold Ltd                           Rayrock Yellowknife Resources        Lead,zinc,gold mng;oil prodn
11/12/98        Public Storage Inc                        Storage Trust Realty                 Real estate investment trust
11/11/98        Carolina Power & Light Co                 North Carolina Natural Gas           Pvd gas transmission svcs
11/10/98        Select Medical Corp                       Intensiva Healthcare Corp            Pvd acute,long-term care svcs
11/10/98        Hollywood Park Inc                        Players International Inc            Pvd casino gaming services
11/10/98        Roanoke Electric Steel                    Steel of West Virginia Inc           Manufacture steel products
11/09/98        Stonington Partners Inc                   Global Motorsport Group Inc          Wholesale motorcycle parts
11/09/98        MGM Grand Inc(Tracinda Corp)              Primadonna Resorts Inc               Own,op casino-hotels
11/02/98        Danone Group                              AquaPenn Spring Water Co Inc         Produce,whl spring water
11/02/98        Celestica Inc(Onex Corp)                  Intl Manufacturing Svcs Inc          Pvd electn manufacturing svcs
11/02/98        ServiceMaster Co                          LandCARE USA Inc                     Pvd landscape,tree svcs
10/30/98        Allianz AG                                MMI Ltd(Allianz AG)                  Insurance company
10/30/98        Nabors Industries Inc                     Pool Energy Services Co              Pvd oil well services
10/29/98        Eclipsys Corp                             Transition Systems Inc               Develop healthcare software
10/28/98        Centura Banks Inc,NC                      First Coastal Bankshares Inc         Commercial bank
10/28/98        Prince of Liechtenstein                   Liechtenstein Global Trust           Government investment agency
10/27/98        Allmerica Financial Corp                  Citizens Corp(Hanover Ins Co)        Auto,workers comp insurance co
10/27/98        Wachovia Corp,Winston-Salem,NC            Interstate/Johnson Lane Inc          Investment banking holding co
10/25/98        Watson Pharmaceuticals Inc                TheraTech Inc                        Mnfr drug delivery systems
10/22/98        Bank of America,San Francisco             BA Merchant Services Inc             Pvd data processing svcs
10/22/98        Lighthouse Weston Corp                    Lumen Technologies Inc               Mnfr,whl eyeglass lenses,frame
10/21/98        Welsh Carson Anderson & Stowe             Centennial HealthCare Corp           Pvd home health care svcs
10/20/98        Pasminco Ltd                              Savage Resources Ltd                 Coal,copper,gold,silver mining
10/19/98        Nabors Industries Inc                     Bayard Drilling Technologies         Oil and gas drilling services



                                                          Premium         Premium        Premium
                                                          1 day           1 week         4 weeks           Value of
  Date                                                    prior to        prior to       prior to          Transaction
Announced       Acquiror Name                             ann. date       ann. date      ann. date         ($ mil)
---------       -------------                             ---------       ---------      ---------         -------
11/20/98        AES Corp                                  21.5             23.2           27.1             884.7
11/20/98        Maxxim Medical Inc                         6.2             13.2            0.0             243.7
11/20/98        Lowe's Cos Inc                            10.5             18.4           26.1             867.4
11/20/98        SpeedFam International Inc                (2.9)            (0.6)          19.0             188.8
11/19/98        American Retirement Corp                  10.7             10.1           18.5             490.5
11/19/98        EM Industries Inc(Merck AG)                8.1             (4.3)          (0.5)            149.7
11/19/98        American Airlines Inc(AMR)                 6.9             15.9           44.2             141.3
11/17/98        Investor Group                            22.0             20.0           28.6             170.7
11/16/98        Vulcan Materials Co                       14.0             16.7           33.0             886.6
11/16/98        Temple-Inland Inc,Diboll,Texas             8.8             10.4           39.6             121.6
11/16/98        American Tower Corporation                19.4             12.2           (0.3)            321.4
11/13/98        Disco/Ahold International                 34.1             23.9           60.9             159.4
11/13/98        Glamis Gold Ltd                           35.7             37.8           44.4             100.5
11/12/98        Public Storage Inc                         5.5              3.7            7.1             371.0
11/11/98        Carolina Power & Light Co                 48.1             41.1           47.8             352.5
11/10/98        Select Medical Corp                       54.0             60.4           92.5             115.2
11/10/98        Hollywood Park Inc                        20.0             29.7           54.8             333.3
11/10/98        Roanoke Electric Steel                    75.5            100.0           79.2             116.8
11/09/98        Stonington Partners Inc                   13.5             33.8           31.1             109.0
11/09/98        MGM Grand Inc(Tracinda Corp)               3.1             32.6           86.8             268.4
11/02/98        Danone Group                              34.2            100.0          160.0             110.3
11/02/98        Celestica Inc(Onex Corp)                  42.9            172.6           83.1             173.2
11/02/98        ServiceMaster Co                          37.5             35.4           79.6             178.1
10/30/98        Allianz AG                                 3.8             57.1           57.1             100.7
10/30/98        Nabors Industries Inc                     22.8             52.7           81.4             278.5
10/29/98        Eclipsys Corp                             57.5             49.9           72.5             284.7
10/28/98        Centura Banks Inc,NC                      27.8             56.1           68.5             124.8
10/28/98        Prince of Liechtenstein                   19.7             21.9           24.1             951.1
10/27/98        Allmerica Financial Corp                  20.6             17.2           20.9             212.4
10/27/98        Wachovia Corp,Winston-Salem,NC            (5.9)            12.3            5.8             203.6
10/25/98        Watson Pharmaceuticals Inc                42.7             68.6           50.4             312.7
10/22/98        Bank of America,San Francisco             47.1             56.2           42.0             357.6
10/22/98        Lighthouse Weston Corp                    29.2             51.2           53.1             160.5
10/21/98        Welsh Carson Anderson & Stowe             88.2            111.6           81.6             292.1
10/20/98        Pasminco Ltd                              14.9             14.9           18.1             285.3
10/19/98        Nabors Industries Inc                     39.9             62.6           45.5             246.6

THE LAZARD HOUSES            - 28 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



Date
Announced       Acquiror Name                               Target Name                          Target Business Description
---------       -------------                               -----------                          ---------------------------
10/19/98        Eastern Enterprises                         Colonial Gas Co                      Gas distribution utility
10/19/98        Sunrise Assisted Living Inc                 Karrington Health Inc                Provide residential care svcs
10/19/98        Western Resources Inc                       Lifeline Systems Inc                 Mnfr emergency response syst
10/19/98        Intel Corp                                  Shiva Corp                           Mnfr communications equip
10/16/98        Affiliated Computer Services                BRC Holdings Inc                     Develop health care software
10/16/98        Laidlaw Inc                                 Greyhound Lines Inc                  Bus transportation services
10/12/98        Investor Group                              Triarc Cos Inc                       Own,op fast-food restaurants
10/09/98        InaCom Corp                                 Vanstar Corp                         Pvd computer integrated svcs
10/08/98        Penton Media Inc                            Mecklermedia Corp                    Publishing company
10/06/98        CDnow Inc                                   N2K Inc                              Pvd online Internet svcs
10/05/98        Evans Deakin Industries Ltd                 Australian National Industries       Mnfr iron,steel forgings
10/05/98        ALZA Corp                                   SEQUUS Pharmaceuticals Inc           Develop drug delivery systems
10/01/98        Interim Services Inc                        Computer Power Group Ltd             Pvd computer technology svcs
10/01/98        Arrow Electronics Inc                       Richey Electronics Inc               Whl electronic components
09/29/98        Newmont Mining Corp                         Newmont Gold Co                      Gold mining
09/29/98        Wolter Kluwer US Corp                       Ovid Technologies Inc                Pvd information retrieval svcs
09/28/98        Fifth Third Bancorp,OH                      Enterprise Federal Bancorp,OH        Bank holding co
09/28/98        NRMA(Australia)                             SGIO Insurance Ltd                   Insurance company
09/25/98        Hasbro Inc                                  Galoob Toys Inc                      Mnfr and whl toys
09/23/98        HIH Insurance Ltd                           FAI Insurance Ltd                    Insurance company
09/23/98        Usinor SA                                   J&L Specialty Steel Inc              Mnfr steel,steel products
09/23/98        Marsh Electrical Pty Ltd                    Metal Manufactures Ltd               Mnfr rolled metals, aluminum
09/18/98        Coca-Cola Co                                Coca-Cola Beverages(Coca-Cola)       Produce bottled soft drinks
09/18/98        GE Medical Systems                          Marquette Medical Systems Inc        Mnfr electromedical apparatus
09/16/98        Alberta Energy Co Ltd                       Amber Energy Inc                     Oil and gas exploration,prodn
09/14/98        Carmeuse Lime Inc(Carmeuse SA)              Dravo Corp                           Pvd engineering services
09/14/98        British-Borneo Petroleum Syndi              Hardy Oil & Gas PLC                  Oil and gas exploration,prodn
09/14/98        Qwest Commun Int Inc                        Icon CMT Corp                        Pvd Internet svcs,products
09/11/98        Slough Estates PLC                          Bilton PLC                           Real estate development firm
09/11/98        Tafisa                                      Glunz AG                             Own and operate sawmills
09/11/98        Promotec 5000(Havas SA)                     Grupo Anaya SA                       Publish books, whl stationery
09/10/98        Wassall PLC                                 TLG PLC                              Mnfr electric lighting fixture
09/09/98        FBOP Corp,Oak Park,Illinois                 Calumet Bancorp Inc                  Commercial bank holding co
09/09/98        First Consulting Group Inc                  Integrated Systems Consulting        Provide consulting services
09/02/98        DST Systems Inc                             USCS International Inc               Pvd customer mgmt software,svc
08/12/98        Mentor Graphics Corp                        Quickturn Design Systems Inc         Dvlp computer systems



                                                            Premium         Premium          Premium
                                                            1 day           1 week           4 weeks           Value of
Date                                                        prior to        prior to         prior to          Transaction
Announced       Acquiror Name                               ann. date       ann. date        ann. date         ($ mil)
---------       -------------                               ---------       ---------        ---------         -------
10/19/98        Eastern Enterprises                          26.9            29.9             26.1             491.7
10/19/98        Sunrise Assisted Living Inc                  31.1            26.7             98.0             183.3
10/19/98        Western Resources Inc                        31.4            49.2             52.5             190.0
10/19/98        Intel Corp                                   41.2            92.0             45.5             184.2
10/16/98        Affiliated Computer Services                 17.1            16.9             15.2             137.2
10/16/98        Laidlaw Inc                                  36.8            79.3             42.5             604.2
10/12/98        Investor Group                               36.5            21.0              2.9             525.3
10/09/98        InaCom Corp                                  28.5            31.4             24.8             886.2
10/08/98        Penton Media Inc                             43.7            52.6             39.8             273.7
10/06/98        CDnow Inc                                    50.7           (10.5)           (18.2)            105.9
10/05/98        Evans Deakin Industries Ltd                  18.4            50.4             63.7             544.6
10/05/98        ALZA Corp                                    56.1            81.1            185.9             577.4
10/01/98        Interim Services Inc                         16.6            19.8             33.7             116.1
10/01/98        Arrow Electronics Inc                        52.7            68.0            127.0             101.8
09/29/98        Newmont Mining Corp                          (5.2)           20.8             62.4             264.8
09/29/98        Wolter Kluwer US Corp                        23.0            29.4             46.8             193.4
09/28/98        Fifth Third Bancorp,OH                       51.6            49.7             74.4             104.2
09/28/98        NRMA(Australia)                              68.0            72.1             75.0             274.1
09/25/98        Hasbro Inc                                   60.0            73.0             51.2             221.6
09/23/98        HIH Insurance Ltd                            46.2            72.7             65.2             119.2
09/23/98        Usinor SA                                   100.0           112.5             37.8             115.0
09/23/98        Marsh Electrical Pty Ltd                     48.0            50.0             32.4             169.8
09/18/98        Coca-Cola Co                                  9.3            17.7              9.9             110.7
09/18/98        GE Medical Systems                           95.9           103.3             83.5             897.3
09/16/98        Alberta Energy Co Ltd                         4.9            15.4            (28.6)            492.1
09/14/98        Carmeuse Lime Inc(Carmeuse SA)               87.4            84.1             60.0             212.9
09/14/98        British-Borneo Petroleum Syndi               25.1            21.1             (0.2)            567.9
09/14/98        Qwest Commun Int Inc                         65.5            60.0             (4.0)            202.9
09/11/98        Slough Estates PLC                           46.1            49.6             48.9             457.9
09/11/98        Tafisa                                       29.6            44.3             25.1             134.5
09/11/98        Promotec 5000(Havas SA)                      35.4            39.8             42.1             234.2
09/10/98        Wassall PLC                                   3.2            17.1             25.4             555.4
09/09/98        FBOP Corp,Oak Park,Illinois                  18.5            19.6              3.2             110.6
09/09/98        First Consulting Group Inc                  125.6           119.6             90.2             209.1
09/02/98        DST Systems Inc                              31.5            28.0             23.7             102.7
08/12/98        Mentor Graphics Corp                         26.3            44.8             21.7             381.4

THE LAZARD HOUSES            - 29 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



Date
Announced       Acquiror Name                          Target Name                              Target Business Description
---------       -------------                          -----------                              ---------------------------
08/03/98        Ascend Communications Inc              Stratus Computer Inc                     Dvlp,whl computer software
07/28/98        Network Associates Inc                 CyberMedia Inc                           Retail computers,software
07/23/98        HBO & Co                               IMNET Systems Inc                        Develop imaging software
07/09/98        Zebra Technologies Corp                Eltron International Inc                 Mnfr computer printers
07/06/98        Davel Communications Group Inc         Peoples Telephone Co Inc                 Own,op public pay telephones
06/22/98        Learning Co Inc                        Broderbund Software Inc                  Dvlp,whl educational software
06/17/98        Micro Focus Group PLC                  Intersolv Inc                            Develop software products
06/12/98        Davel Communications Group Inc         PhoneTel Technologies Inc                Provide pay telephone svcs
05/29/98        Innovative Communication Co            Emerging Communications Inc              Pvd local telephone svcs
05/19/98        Quantum Corp                           ATL Products Inc(Odetics)                Mnfr computer storage devices
04/17/98        Sterling Commerce Inc                  XcelleNet Inc                            Dvlp remote computing software
04/16/98        Phoenix Technologies Ltd               Award Software International             Develop software
04/16/98        NCR Corp                               NCR Japan Ltd(NCR Corp)                  Manufacture computers
04/15/98        Siebe PLC                              Simulation Sciences Inc                  Dvlp simulation software
04/09/98        Complete Business Solutions            Claremont Technology Group Inc           Pvd comp integrated sys svc
04/06/98        Applied Power Inc                      Zero Corp                                Manufacture metal encasements
03/31/98        IDT Corp                               TresCom International Inc                Pvd communications svcs
03/26/98        Aviation Sales                         Whitehall Corp                           Mnfr electronic components
03/25/98        Investor Group                         Data Transmission Network Corp           Pvd information,commun svcs
03/24/98        Cognizant Corp                         Pharmaceutical Marketing Svcs            Pvd marketing support svcs
03/23/98        CanWest Global Communications          WIC Western Intl Commun Ltd              Operate radio and TV stations
03/17/98        Investor Group                         BET Holdings Inc                         Own and operate TV stations
03/17/98        CBT Group PLC                          ForeFront Group Inc                      Develop software
03/16/98        PLATINUM Technology Inc                Logic Works Inc                          Develop client/server software
03/10/98        Investor Group                         ValueVision International Inc            Pvd direct marketing services
03/09/98        IRI International Corp                 Hitec ASA                                Mnfr flowmeters
03/05/98        Xerox Corp                             Intelligent Electronics Inc              Whl, ret computer systems
03/02/98        Unitrode Corp                          Benchmarq Microelectronics Inc           Mnfr microprocessors
03/02/98        Sunbeam Corp                           First Alert Inc                          Mnfr fire and burglar alarms
03/02/98        Siebel Systems Inc                     Scopus Technology Inc                    Dvlp Client/server software
02/24/98        Siebe PLC                              Wonderware Corp                          Dvlp process control software
02/23/98        Network Associates Inc                 Trusted Information Systems              Develop security software
02/17/98        Hadco Corp                             Continental Circuits Corp                Mnfr printed circuit boards
02/17/98        Applied Graphics Technologies          Devon Group Inc                          Pvd graphic arts services
02/16/98        Tellabs Inc                            Coherent Communications Sys              Mnfr voice enhancement prods
02/04/98        Primus Telecommunications              TresCom International Inc                Pvd communications svcs



                                                       Premium          Premium         Premium
                                                       1 day            1 week          4 weeks          Value of
Date                                                   prior to         prior to        prior to         Transaction
Announced       Acquiror Name                          ann. date        ann. date       ann. date        ($ mil)
---------       -------------                          ---------        ---------       ---------        -------
08/03/98        Ascend Communications Inc              54.4             75.0            69.4             268.1
07/28/98        Network Associates Inc                 19.1             26.9            56.8             325.6
07/23/98        HBO & Co                               66.2             67.8            55.6             147.9
07/09/98        Zebra Technologies Corp                33.3             49.0            20.6             114.5
07/06/98        Davel Communications Group Inc         16.6              6.5             7.7             195.3
06/22/98        Learning Co Inc                        53.3             30.3            23.7             337.8
06/17/98        Micro Focus Group PLC                   7.2              4.1             7.7             294.4
06/12/98        Davel Communications Group Inc         43.6             35.0            59.9             877.8
05/29/98        Innovative Communication Co            52.7             32.3            22.2             137.3
05/19/98        Quantum Corp                            8.4             19.0            45.0             304.0
04/17/98        Sterling Commerce Inc                   6.1             12.5             7.7             214.3
04/16/98        Phoenix Technologies Ltd               12.8             21.3            53.1             129.5
04/16/98        NCR Corp                               26.5             36.4            29.1             304.0
04/15/98        Siebe PLC                              24.0             16.8            11.1             146.5
04/09/98        Complete Business Solutions            21.3             77.0           118.2             282.5
04/06/98        Applied Power Inc                      16.5             18.0            33.2             431.6
03/31/98        IDT Corp                               15.9             15.9            17.5             129.5
03/26/98        Aviation Sales                          2.6             (2.9)            9.1             139.9
03/25/98        Investor Group                         39.6             39.6            47.1             505.4
03/24/98        Cognizant Corp                         13.8             22.1            45.6             180.9
03/23/98        CanWest Global Communications           5.4              9.9            14.7             458.4
03/17/98        Investor Group                         53.7             58.5            58.2             462.3
03/17/98        CBT Group PLC                          17.3             29.4            48.5             104.0
03/16/98        PLATINUM Technology Inc                13.0             36.2            57.1             212.9
03/10/98        Investor Group                         39.7             57.1            51.7             154.2
03/09/98        IRI International Corp                 34.1             32.5            26.6             271.4
03/05/98        Xerox Corp                              5.7             19.2            34.4             341.6
03/02/98        Unitrode Corp                          15.8             14.0            67.2             146.8
03/02/98        Sunbeam Corp                           68.0             90.9           110.0             129.2
03/02/98        Siebel Systems Inc                     58.5             93.6           100.1             490.7
02/24/98        Siebe PLC                              50.0             59.3            79.4             362.7
02/23/98        Network Associates Inc                 59.7             84.3            92.0             296.3
02/17/98        Hadco Corp                             41.6             58.0            64.1             216.9
02/17/98        Applied Graphics Technologies          29.2             32.0            37.9             473.7
02/16/98        Tellabs Inc                            30.4             43.2            81.4             664.3
02/04/98        Primus Telecommunications              15.9             21.2            40.4             119.9

THE LAZARD HOUSES            - 30 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



Date
Announced       Acquiror Name                          Target Name                              Target Business Description
---------       -------------                          -----------                              ---------------------------
02/02/98        BMC Software Inc                       BGS Systems Inc                          Develop utilities software
02/02/98        Danaher Corp                           Pacific Scientific Co                    Manufacture electric motors
01/27/98        Sage Group PLC                         State of the Art Inc                     Develop financial software
01/12/98        Research Institute of America          Computer Language Research Inc           Dvlp tax processing software
12/29/97        Hewlett-Packard Co                     Heartstream Inc                          Mnfr defibrillators
12/22/97        Investor Group                         Dynatech Corp                            Mnfr test,analysis products
12/19/97        Cable Systems International            IPC Information Systems Inc              Mnfr telecommunications equip
12/19/97        IXC Communications Inc                 Network Long Distance Inc                Pvd radiotelecommunication svs
12/18/97        Telephone and Data Systems Inc         Aerial Communications Inc                Pvd cellular telephone svcs
12/18/97        Doncasters UK Holdings Ltd             Triplex Lloyd PLC                        Mnfr castings,related prods
12/18/97        Telephone and Data Systems Inc         United States Cellular Corp              Pvd cellular commun services
12/01/97        AXENT Technologies Inc                 Raptor Systems Inc                       Develop security mgmt software
11/26/97        Teleport Communications Group          ACC Corp                                 Pvd telecommunications svcs
11/24/97        Davel Communications Group Inc         Communications Central Inc               Pvd telecommunications svcs
11/21/97        TRW Inc                                BDM International Inc(TRW Inc)           Pvd comp info technology svcs
11/19/97        Texas Instruments Inc                  Amati Communications Corp                Mnfr data communications equip
11/19/97        Investor Group                         Telemundo Group Inc                      Own,op Spanish TV stations
11/17/97        Intermedia Communications Inc          Shared Technologies Fairchild            Mnfr telecommunications equip
11/17/97        Borland International Inc              Visigenic Software Inc                   Dvlp database access software
11/13/97        Cooper Industries Inc                  Menvier-Swain Group PLC                  Manufacture emergency lighting
11/10/97        ESC Medical Systems Ltd                Laser Industries Ltd                     Mnfr medical laser systems
11/04/97        Parametric Technology Corp             ComputerVision Corp                      Mnfr computers,peripherals
11/03/97        Arris Pharmaceuticals Corp             Sequana Therapeutics                     Mnfr diagnostic substances
10/31/97        Premiere Technologies Inc              Xpedite Systems Inc                      Pvd enhanced fax services
10/23/97        Harbinger Corp                         Premenos Technology Corp                 Develop EDI software
10/17/97        Investor Group                         ATC Group Services Inc                   Pvd engineering svcs
10/17/97        BTR PLC                                Exide Electronics Group Inc              Manufacture power supplies
10/17/97        SunGard Data Systems Inc               Infinity Financial Technology            Dvlp financial software
10/15/97        Synopsys Inc                           Viewlogic Systems Inc                    Dvlp automation software
10/14/97        National Data Corp                     Physician Support Systems Inc            Pvd business mgmt services
10/13/97        ICG Communications Inc                 Netcom On-Line Communication             Internet service provider
10/10/97        Thermo Power Corp                      Peek PLC                                 Mnfr electn measuring prods
10/06/97        Loral Space & Communications           Orion Network Systems Inc                Mnfr satellite equip
09/29/97        HBO & Co                               HPR Inc                                  Pvd computer programming svcs
09/29/97        Rheinmetall Berlin AG                  Kolbenschmidt AG                         Wholesale metal products
09/25/97        Carpenter Technology Corp              Talley Industries Inc                    Mnfr guided missiles,space veh



                                                        Premium          Premium        Premium
                                                        1 day            1 week         4 weeks          Value of
Date                                                    prior to         prior to       prior to         Transaction
Announced       Acquiror Name                           ann. date        ann. date      ann. date        ($ mil)
---------       -------------                           ---------        ---------      ---------        -------
02/02/98        BMC Software Inc                        23.3             32.4           42.9             306.9
02/02/98        Danaher Corp                            20.4             21.9           28.7             417.5
01/27/98        Sage Group PLC                          33.3             35.4           35.4             245.2
01/12/98        Research Institute of America           60.7             62.2           69.8             325.4
12/29/97        Hewlett-Packard Co                      (6.7)            18.2           (8.6)            130.6
12/22/97        Investor Group                          29.9             37.2           29.9             762.9
12/19/97        Cable Systems International             14.3             31.3           14.3             201.7
12/19/97        IXC Communications Inc                  18.0             19.9           14.4             122.2
12/18/97        Telephone and Data Systems Inc         303.1            325.8          288.2             107.6
12/18/97        Doncasters UK Holdings Ltd               7.7              6.9           35.3             311.6
12/18/97        Telephone and Data Systems Inc             0              2.3            1.1             539.2
12/01/97        AXENT Technologies Inc                   5.4             20.7           16.5             253.7
11/26/97        Teleport Communications Group           14.9             19.0           84.3             906.8
11/24/97        Davel Communications Group Inc          30.2             25.4           12.0             102.4
11/21/97        TRW Inc                                 31.1             43.5           38.0             888.0
11/19/97        Texas Instruments Inc                   31.7             44.1           13.5             459.8
11/19/97        Investor Group                          19.3             28.7           24.6             358.0
11/17/97        Intermedia Communications Inc           66.7            106.9          163.7             503.6
11/17/97        Borland International Inc               92.0             64.0           92.0             148.4
11/13/97        Cooper Industries Inc                   19.2             57.4           42.9             273.2
11/10/97        ESC Medical Systems Ltd                185.4            218.9          240.4             259.6
11/04/97        Parametric Technology Corp              28.3             69.9           18.6             250.3
11/03/97        Arris Pharmaceuticals Corp              44.0             47.3           23.4             169.4
10/31/97        Premiere Technologies Inc               69.0             73.0           68.0             496.4
10/23/97        Harbinger Corp                          55.2             49.1           27.8             234.7
10/17/97        Investor Group                             0             (8.1)          10.3             150.0
10/17/97        BTR PLC                                125.2            133.2          149.5             554.2
10/17/97        SunGard Data Systems Inc                19.0             17.9           17.4             358.0
10/15/97        Synopsys Inc                            24.4             25.1           29.5             530.9
10/14/97        National Data Corp                      (1.0)            (3.7)           4.8             175.2
10/13/97        ICG Communications Inc                  49.8             70.9           78.5             269.4
10/10/97        Thermo Power Corp                       86.0            100.0          142.4             154.1
10/06/97        Loral Space & Communications            20.2             27.9           32.6             425.6
09/29/97        HBO & Co                                22.9             24.5           32.4             389.6
09/29/97        Rheinmetall Berlin AG                  (32.4)           (32.7)         (33.4)            278.0
09/25/97        Carpenter Technology Corp                6.7             11.0           34.3             309.4

THE LAZARD HOUSES            - 31 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



Date
Announced       Acquiror Name                          Target Name                              Target Business Description
---------       -------------                          -----------                              ---------------------------
09/21/97        Affiliated Computer Services           Computer Data Systems Inc                Design computer program data
09/19/97        Marshall Industries                    Sterling Electronics Corp                Whl electronic components
09/16/97        Pearson PLC                            All American Communications              Pvd motion picture & video svc
09/12/97        Tivoli Systems Inc(IBM Corp)           Unison Software Inc                      Develop network mgmt software
09/05/97        Misys PLC                              Medic Computer Systems Inc               Pvd mgmt info sys design svcs
09/05/97        Avant! Corp                            Technology Modeling Assoc Inc            Dvlp simulation software
09/03/97        Computer Products Inc                  Zytec Corp                               Mnfr electric power supplies
08/29/97        Rexel SA(Pinault-Printemps)            Rexel Inc                                Whl electrical components
08/25/97        Perkin-Elmer Corp                      PerSeptive Biosystems Inc                Mnfr chromatography equipment
08/21/97        Comverse Technology Inc                Boston Technology Inc                    Mnfr voice processing systems
08/11/97        Metrocall Inc                          ProNet Inc(Metrocall Inc)                Mnfr pagers;pager leasing svcs
08/05/97        Smiths Industries PLC                  Graseby PLC                              Mnfr radio broadcasting equip
07/31/97        American Industrial Partners           Bucyrus International Inc                Mnfr surface mining machinery
07/30/97        Fujitsu Ltd                            Amdahl Corp                              Develop computer sys,software
07/28/97        Intel Corp                             Chips and Technologies Inc               Design, whl integrated circuit
07/28/97        National Semiconductor Corp            Cyrix Corp                               Mnfr PC units,microprocessors
07/22/97        Sanmina Corp                           Elexsys International Inc                Manufacture circuit boards
07/21/97        Texas Pacific Group Inc                Zilog Inc                                Manufacture semiconductors
07/15/97        Axiohm SA                              DH Technology Inc                        Mnfr,whl computer printers
07/09/97        CDSI Holding Corp                      Control Data Systems Inc                 Mnfr computers,peripherals
07/09/97        Danaher Corp                           Exide Electronics Group Inc              Manufacture power supplies
07/03/97        Raab Karcher AG(VEBA AG)               Wyle Electronics(VEBA AG)                Whl high tech electronic prods
06/30/97        Eaton Corp                             Fusion Systems Corp                      Mnfr curing sys,semiconductors
06/26/97        United News & Media PLC                HTV Group PLC                            Own and operate TV stations
06/19/97        Gateway 2000 Inc                       Advanced Logic Research Inc              Mnfr microcomputer systems
06/16/97        US Surgical Corp                       Circon Corp                              Mnfr,whl surgical,med instr
06/16/97        United Dominion Industries Ltd         Core Industries Inc                      Manufacture electronic equip
06/13/97        Granada Group PLC                      Yorkshire Tyne-Tees Television           Pvd tv production svcs
06/10/97        Halliburton Co                         Numar Corp                               Mnfr imaging logging equip
06/05/97        Intermedia Communications Inc          DIGEX Inc                                Develop Internet software
06/04/97        Electronic Arts Inc                    Maxis Inc                                Develop educational software
05/28/97        Blackstone Capital Partners            CommNet Cellular Inc                     Cellular telephone services
05/23/97        Price Communications Corp              Palmer Wireless Inc                      Pvd telephone services
05/20/97        Registry Inc                           Renaissance Solutions Inc                Pvd mgmt consulting services
05/13/97        Baan Co NV                             Aurum Software Inc                       Dvlp sales, mktg info software
05/12/97        CTS Corp                               Dynamics Corp of America                 Mnfr electrical appliances



                                                       Premium          Premium         Premium
                                                       1 day            1 week          4 weeks          Value of
Date                                                   prior to         prior to        prior to         Transaction
Announced       Acquiror Name                          ann. date        ann. date       ann. date        ($ mil)
---------       -------------                          ---------        ---------       ---------        -------
09/21/97        Affiliated Computer Services            42.5             47.6            73.7            383.7
09/19/97        Marshall Industries                     16.3             30.2            57.0            217.6
09/16/97        Pearson PLC                             12.7             41.7            37.8            500.2
09/12/97        Tivoli Systems Inc(IBM Corp)             9.1             25.0            22.4            183.0
09/05/97        Misys PLC                                7.7             12.0            25.0            915.8
09/05/97        Avant! Corp                             29.5             52.8            43.2            144.3
09/03/97        Computer Products Inc                   45.3             48.2            71.2            412.3
08/29/97        Rexel SA(Pinault-Printemps)             19.2             26.3            21.6            302.0
08/25/97        Perkin-Elmer Corp                       16.8             24.9            50.4            288.1
08/21/97        Comverse Technology Inc                 (0.3)            16.2            10.4            873.9
08/11/97        Metrocall Inc                          (10.0)            (0.7)           27.1            239.3
08/05/97        Smiths Industries PLC                   39.7             48.6            35.3            221.4
07/31/97        American Industrial Partners            33.3             46.9            71.4            193.3
07/30/97        Fujitsu Ltd                              5.0             22.5            25.6            924.8
07/28/97        Intel Corp                              25.0             32.1            68.7            422.9
07/28/97        National Semiconductor Corp             30.3             29.5            29.5            566.4
07/22/97        Sanmina Corp                             1.5             (8.6)           40.2            219.9
07/21/97        Texas Pacific Group Inc                (10.6)            (9.1)           (0.6)           396.8
07/15/97        Axiohm SA                               57.5             56.3            57.5            169.5
07/09/97        CDSI Holding Corp                       29.1             30.6            35.0            273.9
07/09/97        Danaher Corp                            55.3             60.8            72.0            221.8
07/03/97        Raab Karcher AG(VEBA AG)                16.8             38.4            35.1            633.0
06/30/97        Eaton Corp                              11.4              9.9            24.3            308.6
06/26/97        United News & Media PLC                 27.3             28.8            37.3            434.3
06/19/97        Gateway 2000 Inc                        29.2             30.5            34.8            206.8
06/16/97        US Surgical Corp                        36.1             56.2            34.7            192.7
06/16/97        United Dominion Industries Ltd          26.6             37.9            49.3            275.2
06/13/97        Granada Group PLC                        0.9              6.7             4.6            793.2
06/10/97        Halliburton Co                          90.9             99.3            95.7            341.6
06/05/97        Intermedia Communications Inc           19.5             35.9            31.6            171.6
06/04/97        Electronic Arts Inc                      2.3              2.3            40.6            127.5
05/28/97        Blackstone Capital Partners             21.8             28.6            39.8            631.2
05/23/97        Price Communications Corp               45.1             55.6            64.7            870.4
05/20/97        Registry Inc                            30.1             57.2            96.5            454.5
05/13/97        Baan Co NV                              33.0             40.4            55.8            259.9
05/12/97        CTS Corp                                91.3             94.2           112.7            244.6

THE LAZARD HOUSES            - 32 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



Date
Announced       Acquiror Name                          Target Name                              Target Business Description
---------       -------------                          -----------                              ---------------------------
05/06/97        GTE Corp                               BBN Corp                                 Mnfr computer integrated sys
04/10/97        Compaq Computer Corp                   Microcom Inc                             Mnfr data comm products
04/08/97        Jacor Communications Inc               Premiere Radio Networks Inc              Own,op radio bdcstg stations
04/07/97        Rational Software Corp                 Pure Atria Corp                          Dvlp custom computer programs
03/31/97        Moore Corp Ltd                         Peak Technologies Group Inc              Whl integrated systems
03/26/97        Hearst Broadcasting Group              Argyle Television Inc                    Own,op television stations
03/25/97        Shareholders                           Ascent Entertainment Group               Pvd entertainment services
03/25/97        IDX Systems Corp                       Phamis Inc                               Pvd integrated systems design
03/25/97        Barlow Ltd                             J Bibby & Sons PLC                       Mnfr, whl feeds, paper, glass
03/24/97        Elsevier Science                       MDL Information Systems                  Pvd scientific info svcs
03/14/97        HBO & Co                               Enterprise Systems Inc                   Develop hospital mgmt software
03/13/97        Village Roadshow Corp Ltd              Austereo Ltd(Village Roadshow)           Own,op radio broadcasting stn
03/03/97        FIserv Inc                             BHC Financial Inc                        Provide data processing svcs
02/18/97        Evergreen Media Corp                   Chancellor Broadcasting Co               Own,op radio stations
02/14/97        Greenwich Air Services Inc             UNC Inc                                  Mnfr aircraft components
02/14/97        TCF Finl Corp,Minneapolis,MN           Winthrop Resources Corp                  Provide computer leasing svcs
02/11/97        HBO & Co                               AMISYS Managed Care Systems              Pvd integrated systems svcs
02/11/97        MetaTools Inc                          Fractal Design Corp                      Develop graphics software
02/11/97        Johnson & Johnson                      Innotech Inc                             Mnfr electro-medical prods
01/30/97        Samsung Electronics Co Ltd             AST Research Inc                         Mnfr computers;dvlp software
01/27/97        Honeywell Inc                          Measurex Corp                            Mnfr comptr process cntrl sys
01/22/97        Western Atlas Inc                      Norand Corp                              Mnfr electronic info systems
01/21/97        Thermo Instrument Systems Inc          Life Sciences Intl PLC                   Mnfr scientific instruments
01/17/97        HCC Insurance Holdings Inc             Avemco Corp                              Fire,marine,casualty ins co
01/16/97        Synopsys Inc                           Epic Design Technology Inc               Develop CAD software
01/13/97        Veritas Software Corp                  OpenVision Technologies Inc              Mnfr software, pvd programming
12/23/96        Gemstar International Group            StarSight Telecast Inc                   Pvd cable programming svcs
12/16/96        Millipore Corp                         Tylan General Inc                        Mnfr gas measure equipment
12/05/96        Hadco Corp                             Zycon Corp                               Mnfr printed circuit boards
11/29/96        Tyco International Ltd                 ElectroStar Inc                          Mnfr printed circuit boards
11/27/96        Cardinal Health Inc                    Owen Healthcare Inc                      Wholesale pharmaceuticals
11/25/96        Applied Materials Inc                  Opal Inc                                 Mnfr special industry equip
11/13/96        IBM Corp                               Edmark Corp                              Develop educational software
11/13/96        FCY Inc                                Medex Inc                                Mnfr drug infusion products
11/12/96        Rational Software Corp                 SQA Inc                                  Whl software
11/11/96        FPA Medical Management Inc             AHI Healthcare Systems Inc               Pvd physician contracting svcs



                                                       Premium          Premium         Premium
                                                       1 day            1 week          4 weeks          Value of
Date                                                   prior to         prior to        prior to         Transaction
Announced       Acquiror Name                          ann. date        ann. date       ann. date        ($ mil)
---------       -------------                          ---------        ---------       ---------        -------
05/06/97        GTE Corp                                26.1             32.6            64.5            713.8
04/10/97        Compaq Computer Corp                    54.8             91.2            35.4            267.6
04/08/97        Jacor Communications Inc                17.4             19.2            19.2            208.9
04/07/97        Rational Software Corp                  18.5             23.3            23.8            958.4
03/31/97        Moore Corp Ltd                         108.7             97.3            65.5            169.8
03/26/97        Hearst Broadcasting Group               15.2             16.5            14.6            322.2
03/25/97        Shareholders                           (19.5)           (20.5)          (32.7)           198.0
03/25/97        IDX Systems Corp                        18.9             23.0            26.5            142.8
03/25/97        Barlow Ltd                               5.4              0.5            45.5            104.7
03/24/97        Elsevier Science                        85.5             43.8            54.2            310.7
03/14/97        HBO & Co                                15.3             13.8            30.0            275.2
03/13/97        Village Roadshow Corp Ltd                4.9             11.8            27.5            174.7
03/03/97        FIserv Inc                              67.5             60.0            82.3            220.6
02/18/97        Evergreen Media Corp                     1.8             (5.3)           13.4            669.4
02/14/97        Greenwich Air Services Inc              37.9             41.2            36.4            442.7
02/14/97        TCF Finl Corp,Minneapolis,MN             7.6             20.0            23.0            334.7
02/11/97        HBO & Co                                38.6             44.3            43.1            170.6
02/11/97        MetaTools Inc                           45.0             40.4             1.0            140.2
02/11/97        Johnson & Johnson                       54.9             64.2            54.9            135.6
01/30/97        Samsung Electronics Co Ltd              16.8              8.0            20.0            495.8
01/27/97        Honeywell Inc                           44.3             42.1            45.8            597.0
01/22/97        Western Atlas Inc                       72.9             87.4            94.2            320.8
01/21/97        Thermo Instrument Systems Inc           46.7             46.7            51.7            392.3
01/17/97        HCC Insurance Holdings Inc              47.7             55.8            89.3            246.8
01/16/97        Synopsys Inc                            (0.6)             8.5            23.6            455.4
01/13/97        Veritas Software Corp                   43.7             46.5            50.9            365.7
12/23/96        Gemstar International Group             17.9             20.8            44.3            273.1
12/16/96        Millipore Corp                          39.1             26.7            26.7            147.7
12/05/96        Hadco Corp                              12.5             46.9            94.6            211.7
11/29/96        Tyco International Ltd                   7.7             27.3            16.7            111.0
11/27/96        Cardinal Health Inc                     64.9            100.9            87.2            544.1
11/25/96        Applied Materials Inc                   52.6             64.4           105.6            189.6
11/13/96        IBM Corp                                35.5             63.2            31.9            123.8
11/13/96        FCY Inc                                 54.1             58.0            66.7            150.6
11/12/96        Rational Software Corp                  39.4             28.2            39.4            315.8
11/11/96        FPA Medical Management Inc              10.9             34.0            23.7            117.0

THE LAZARD HOUSES            - 33 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



Date
Announced       Acquiror Name                          Target Name                              Target Business Description
---------       -------------                          -----------                              ---------------------------
10/28/96        Cadence Design Systems Inc             Cooper & Chyan Technology Inc            Develop software
10/28/96        Axime                                  Sligos(Credit Lyonnais/France)           Computer programming svcs
10/23/96        SNECMA(France)                         SEP(SNECMA/France)                       Mnfr rocket propulsion systems
10/17/96        Investor Group                         Triad Systems Corp                       Develop turnkey computer sys
10/10/96        Pall Corp                              Gelman Sciences Inc                      Mnfr medical filter devices
10/07/96        Thomas & Betts Corp                    Augat Inc                                Mnfr electn,hardware prods
10/03/96        Nextel Communications Inc              Pittencrieff Communications              Pvd radiotelephone commun svcs
10/02/96        ANTEC Corp                             TSX Corporation                          Mnfr communications equipment
09/24/96        HBO & Co                               GMIS Inc                                 Develop software
08/30/96        Hicks Muse Tate & Furst Inc            Circo Craft Co Inc                       Manufacture semiconductors
08/22/96        Avant! Corp                            Meta Software Inc                        Develop software
08/05/96        American Radio Systems Corp            EZ Communications Inc                    Own,operate radio stations
08/02/96        US Order Inc                           Colonial Data Technologies               Manufacture telecommun equip
07/22/96        cisco Systems Inc                      Telebit Corp                             Mnfr data transmission equip
07/05/96        Investor Group                         Misawa Van Corp                          Pvd computer leasing services
07/01/96        Rockwell International Corp            Brooktree Corp                           Manufacture semiconductors
07/01/96        Halliburton Co                         Landmark Graphics Corp                   Dvlp CAE sys for geoscientists
06/19/96        ADT Ltd                                Automated Security(Hldgs)PLC             Mnfr,install security systems
06/17/96        Bay Networks Inc                       Penril DataComm Networks Inc             Mnfr data communications equip
06/14/96        Regions Finl,Birmingham,AL             Allied Bankshares Inc,GA                 Bank holding company
06/10/96        DII Group Inc                          Orbit Semiconductor Inc                  Manufacture semiconductors
06/07/96        Canal Plus SA                          UGC DA                                   Produce,whl sugar;inv hldg co
06/06/96        Pure Software Inc                      Atria Software Inc                       Develop CASE tool software
06/03/96        Clear Channel Communications           Heftel Broadcasting Corp                 Own,op radio bdcstg stations
05/31/96        Ascend Communications Inc              NetStar Inc                              Mnfr computer storage devices
05/22/96        Cabletron Systems Inc                  Network Express Inc                      Mnfr telecommunication equip
05/20/96        General Electric Capital Svcs          AmeriData Technologies Inc               Whl computers,peripherals
05/16/96        Metrocall Inc                          A+ Network Inc                           Pvd paging services
05/13/96        Northern Telecom Ltd(BCE Inc)          MICOM Communications Corp                Mnfr communications equipment
05/10/96        HBO & Co                               CyCare Systems Inc                       Provide accounting services
04/22/96        CUC International Inc                  Ideon Group Inc                          Operate ret mail order house
04/22/96        K-III Communications Corp              Westcott Communications Inc              Pvd motion picture prodn svcs
04/15/96        SFX Broadcasting Inc                   Multi-Market Radio Inc                   Own,op radio broadcasting stns
04/03/96        Siebe PLC                              Unitech PLC                              Mnfr electronic components
03/07/96        Danaher Corp                           Acme-Cleveland Corp                      Mnfr metal cutting tools
02/27/96        Interim Services Inc                   Brandon Systems Corp                     Personnel agency,consulting



                                                        Premium          Premium         Premium
                                                        1 day            1 week          4 weeks          Value of
Date                                                    prior to         prior to        prior to         Transaction
Announced       Acquiror Name                           ann. date        ann. date       ann. date        ($ mil)
---------       -------------                           ---------        ---------       ---------        -------
10/28/96        Cadence Design Systems Inc               2.5              1.7            31.8             474.8
10/28/96        Axime                                   15.6             17.6            45.8             772.8
10/23/96        SNECMA(France)                          29.7             30.2            25.5             199.1
10/17/96        Investor Group                          68.2             60.9            89.7             193.1
10/10/96        Pall Corp                               80.5             57.9            49.4             297.7
10/07/96        Thomas & Betts Corp                     32.8             30.5            45.9             570.1
10/03/96        Nextel Communications Inc                9.0             14.4            30.7             158.4
10/02/96        ANTEC Corp                              10.0             18.6            26.0             254.3
09/24/96        HBO & Co                                56.4             57.5            86.3             242.6
08/30/96        Hicks Muse Tate & Furst Inc             60.6             61.8            66.7             129.2
08/22/96        Avant! Corp                             18.0              0.5             1.5             139.3
08/05/96        American Radio Systems Corp             45.5             56.4            89.2             687.3
08/02/96        US Order Inc                            20.0             33.3            (6.8)            186.5
07/22/96        cisco Systems Inc                       22.8             22.8             4.7             196.3
07/05/96        Investor Group                          (9.5)            (7.8)          (10.9)            261.9
07/01/96        Rockwell International Corp             42.9             64.4            16.5             261.8
07/01/96        Halliburton Co                          65.5             77.0            68.8             586.7
06/19/96        ADT Ltd                                 25.8             30.0            50.0             378.4
06/17/96        Bay Networks Inc                         7.5              3.0             6.2             117.6
06/14/96        Regions Finl,Birmingham,AL             (10.1)            (7.2)          (14.5)            136.0
06/10/96        DII Group Inc                           37.8             36.1            57.2             118.3
06/07/96        Canal Plus SA                           (2.8)            (3.1)           (6.6)            359.4
06/06/96        Pure Software Inc                       (2.8)            (5.8)            8.9             944.4
06/03/96        Clear Channel Communications             2.2              4.5             2.2             315.3
05/31/96        Ascend Communications Inc               (7.3)            (6.4)           23.2             294.3
05/22/96        Cabletron Systems Inc                  (10.6)            20.0            39.0             118.4
05/20/96        General Electric Capital Svcs            4.1             25.5            47.1             454.8
05/16/96        Metrocall Inc                           36.1             40.7            63.9             345.1
05/13/96        Northern Telecom Ltd(BCE Inc)          (14.3)             9.1            58.4             138.3
05/10/96        HBO & Co                                 6.3              9.0            61.0             277.1
04/22/96        CUC International Inc                   38.5             54.3            36.7             381.8
04/22/96        K-III Communications Corp               43.3             57.8            56.4             438.9
04/15/96        SFX Broadcasting Inc                    11.1             29.9            19.0             104.4
04/03/96        Siebe PLC                               42.4             33.4            37.5             732.0
03/07/96        Danaher Corp                            50.0             55.8            56.9             204.4
02/27/96        Interim Services Inc                    32.2             39.4            29.8             165.2

THE LAZARD HOUSES            - 34 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



Date
Announced       Acquiror Name                          Target Name                              Target Business Description
---------       -------------                          -----------                              ---------------------------
02/23/96        Silicon Graphics Inc                   Cray Research Inc                        Manufacture supercomputers
02/20/96        CUC International Inc                  Sierra On-Line Inc                       Develop software for games
02/13/96        Jacor Communications Inc               Citicasters(American Finl Grp)           Own,op TV, radio stations
02/13/96        South China Morning Post               TVE(Holdings)Ltd                         Operate TV stations;holding co
01/31/96        IBM Corp                               Tivoli Systems Inc                       Dvlp systems mgmt software
01/30/96        St Jude Medical Inc                    Daig Corporation                         Mnfr pacemakers
01/19/96        Cie Francaise Philips                  Radiotechniques                          Mnfr household audio equip
01/17/96        Daimler-Benz AG                        AEG AG(Daimler-Benz AG)                  Mnfr power engineering systems
01/03/96        Recoton Corp                           International Jensen Inc                 Mnfr radios and televisions
12/22/95        Metromedia International Group         Samuel Goldwyn Co                        Pvd motion picture prodn svcs
12/14/95        FORE Systems Inc                       Alantec Corp                             Dvlp commun network products
12/11/95        Continuum Co Inc                       Hogan Systems Inc                        Develop computer software
11/30/95        Micro Warehouse Inc                    Inmac Corp                               Whl data communications prod
11/27/95        Silver King Communications Inc         Savoy Pictures Entertainment             Pvd motion picture financing
11/13/95        CW Acquisition(CanWest Global)         WIC Western Intl Commun Ltd              Operate radio and TV stations
11/06/95        Compaq Computer Corp                   NetWorth Inc(Ungermann-Bass)             Mnfr networking equipment
10/30/95        SoftKey International Inc              Learning Co                              Develop educational software
10/30/95        SoftKey International Inc              MECC                                     Develop educational software
10/26/95        Hyundai Electronics Industries         Maxtor Corp                              Mnfr computer disk drives
10/20/95        Advanced Micro Devices Inc             NexGen Inc                               Manufacture microprocessors
10/10/95        Mentor Graphics Corp                   Microtec Research Inc                    Develop computer software
10/10/95        UUNet Technologies Inc                 Unipalm PLC                              Pvd computer sys commun svcs
10/06/95        Boston Scientific Corp                 EP Technologies Inc                      Mnfr electro-medical catheters
10/02/95        Tracor Inc                             AEL Industries Inc                       Electronic defense systems
09/21/95        Hewlett-Packard Co                     Convex Computer Corp                     Manufacture mini computers
09/13/95        Amdahl Corp                            DMR Group Inc                            Pvd information tech services
09/06/95        Teradyne Inc                           Megatest                                 Mnfr automatic testing equip
09/06/95        Bay Networks Inc                       Xylogics Inc                             Mnfr disk drive controllers
09/04/95        Harnischfeger Ventures Ltd             Dobson Park Industries PLC               Mnfr mining equipment, pumps
08/24/95        Ceridian Corp                          Comdata Holdings Corp                    Pvd money transfer,DP services
08/15/95        Johnson Matthey PLC                    Advance Circuits Inc                     Mnfr printed circuit boards
08/14/95        ArcSys Inc                             Integrated Silicon Systems Inc           Develop CAD and CAM systems
07/31/95        NBC                                    Outlet Communications Inc                Own,op TV broadcasting station
07/27/95        3Com Corp                              Chipcom Corp                             Mnfr switching systems
07/26/95        EMAP PLC                               Metro Radio Group PLC                    Own and operate radio stations
07/17/95        HBO & Co                               CliniCom Inc                             Provide integrated sys design



                                                       Premium          Premium         Premium
                                                       1 day            1 week          4 weeks          Value of
Date                                                   prior to         prior to        prior to         Transaction
Announced       Acquiror Name                          ann. date        ann. date       ann. date        ($ mil)
---------       -------------                          ---------        ---------       ---------        -------
02/23/96        Silicon Graphics Inc                    18.8             21.2             20.6            770.0
02/20/96        CUC International Inc                   69.3             71.7             90.4            911.0
02/13/96        Jacor Communications Inc                 9.3             15.7             28.3            767.6
02/13/96        South China Morning Post                10.0             33.0             24.3            153.8
01/31/96        IBM Corp                                25.8             25.0             41.8            709.8
01/30/96        St Jude Medical Inc                     20.2             22.7             26.8            441.3
01/19/96        Cie Francaise Philips                   82.8             82.2            104.2            108.6
01/17/96        Daimler-Benz AG                         (1.3)             2.0              4.8            237.6
01/03/96        Recoton Corp                            29.4             57.1             49.2            109.1
12/22/95        Metromedia International Group         (41.5)           (25.9)           (51.7)           112.9
12/14/95        FORE Systems Inc                        20.6             23.4             44.9            779.1
12/11/95        Continuum Co Inc                        15.7             48.5             53.1            193.4
11/30/95        Micro Warehouse Inc                      6.9             32.0             36.3            120.0
11/27/95        Silver King Communications Inc         (29.5)           (25.9)           (39.8)           108.5
11/13/95        CW Acquisition(CanWest Global)           7.3              8.5             16.4            430.4
11/06/95        Compaq Computer Corp                    21.7             48.7            111.3            342.5
10/30/95        SoftKey International Inc               80.0             95.7             84.9            579.6
10/30/95        SoftKey International Inc               61.4             46.7             30.6            291.3
10/26/95        Hyundai Electronics Industries          42.9             64.9             44.9            228.2
10/20/95        Advanced Micro Devices Inc              (0.6)             4.9                0            755.5
10/10/95        Mentor Graphics Corp                    17.4             20.1             28.9            120.7
10/10/95        UUNet Technologies Inc                  27.2             30.0             53.5            134.8
10/06/95        Boston Scientific Corp                 (18.8)            (9.6)             6.1            159.7
10/02/95        Tracor Inc                              98.0            136.6            145.6            120.1
09/21/95        Hewlett-Packard Co                      (5.8)            (5.8)            (3.4)           123.2
09/13/95        Amdahl Corp                            171.7            194.1            184.1            130.1
09/06/95        Teradyne Inc                            14.8             20.4             41.0            206.7
09/06/95        Bay Networks Inc                        42.6             51.3             70.2            337.2
09/04/95        Harnischfeger Ventures Ltd              58.5             56.6             66.7            322.9
08/24/95        Ceridian Corp                           20.2             18.7             35.5            845.3
08/15/95        Johnson Matthey PLC                     39.5             36.4             37.4            171.0
08/14/95        ArcSys Inc                              43.6             63.7             43.6            286.9
07/31/95        NBC                                     80.0             71.8             96.9            404.6
07/27/95        3Com Corp                               34.7             62.8             66.1            680.9
07/26/95        EMAP PLC                                15.1             14.9             37.9            154.4
07/17/95        HBO & Co                                37.6             31.8             44.0            215.5

THE LAZARD HOUSES            - 35 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX B



Date
Announced       Acquiror Name                          Target Name                       Target Business Description
---------       -------------                          -----------                       ---------------------------
07/17/95        LG Electronics Co Ltd(LG Grp)          Zenith Electronics Corp           Mnfr consumer electronics
07/10/95        Danaher Corp                           Joslyn Corp                       Electrical transmission equip
07/05/95        Symantec Corp                          Delrina Corp(Symantec Corp)       Develop software
06/28/95        Akai Electric Co Ltd                   Kong Wah Holdings(Prime Time)     Mnfr,whl color TV tubes
06/22/95        Adobe Systems Inc                      Frame Technology Corp             Develop publishing software
05/22/95        MCI Communications Corp                Nationwide Cellular Services      Pvd cellular telephone svcs
05/22/95        Nellcor Inc                            Puritan-Bennett                   Mnfr respiratory care equip
05/19/95        BancTec Inc                            Recognition International Inc     Mnfr data capture systems
05/10/95        General Signal Corp                    Best Power Technology Inc         Mnfr power protection equip
04/04/95        FMC Corp                               Moorco International              Mnfr totalizing fluid meters
04/03/95        Arch Communications Group Inc          USA Mobile Communications         Pvd radiotelephone commun svcs
03/28/95        CAI Wireless Systems Inc               ACS Enterprises Inc               Own and operate cable TV sys
03/23/95        Technitrol Inc                         Pulse Engineering Inc             Mnfr solid state modules
03/10/95        AMP Inc                                M/A-COM Inc                       Mnfr semiconductors,circuits
03/07/95        PLATINUM Technology Inc                Trinzic Corp                      Dvlp,market & support software
02/27/95        Samsung Electronics Co Ltd             AST Research Inc                  Mnfr computers;dvlp software
02/07/95        Hong Leong Industries Bhd              Malaysian Pacific Industries      Manufacture corrugated cartons
02/07/95        Silicon Graphics Inc                   Wavefront Technologies Inc        Develop graphics software
02/06/95        Silicon Graphics Inc                   Alias Research Inc                Dvlp,whl software,graphics
02/01/95        Evergreen Media Corp                   Broadcasting Partners Inc         Own,op radio stations
01/26/95        Investor Group                         Akai Electric Co Ltd              Mnfr household audio equipment
01/09/95        Siemens Nixdorf Info AG                Pyramid Technology Corp           Manufacture,whl computers
01/09/95        Associated Stationers Inc              United Stationers Inc             Wholesale office supplies



                                                                                   Premium     Premium      Premium
                                                                                   1 day       1 week       4 weeks     Value of
Date                                                                               prior to    prior to     prior to    Transaction
Announced   Acquiror Name                                                          ann. date   ann. date    ann. date   ($ mil)
---------   -------------                                                          ---------   ---------    ---------   -------
07/17/95    LG Electronics Co Ltd(LG Grp)                                           17.6        29.0        29.0        186.2
07/10/95    Danaher Corp                                                            37.4        34.7        29.5        227.1
07/05/95    Symantec Corp                                                           22.5        25.0        41.1        378.1
06/28/95    Akai Electric Co Ltd                                                    11.1        11.1        46.3        208.0
06/22/95    Adobe Systems Inc                                                       25.5        18.7        49.8        566.6
05/22/95    MCI Communications Corp                                                  5.7         8.0        18.4        174.3
05/22/95    Nellcor Inc                                                             38.9        37.6        65.0        469.6
05/19/95    BancTec Inc                                                             48.6        48.6        51.3        163.3
05/10/95    General Signal Corp                                                     61.5        68.0        75.0        201.1
04/04/95    FMC Corp                                                               105.5       111.3        91.5        316.5
04/03/95    Arch Communications Group Inc                                           67.2        65.7        68.8        491.7
03/28/95    CAI Wireless Systems Inc                                                32.3        36.5        64.9        209.4
03/23/95    Technitrol Inc                                                         189.2       209.9       209.9        100.0
03/10/95    AMP Inc                                                                 52.0        57.6        49.3        292.8
03/07/95    PLATINUM Technology Inc                                                  0.1         9.6        45.2        144.1
02/27/95    Samsung Electronics Co Ltd                                              46.7        45.5        58.6        128.0
02/07/95    Hong Leong Industries Bhd                                                5.5        13.9         5.0        223.6
02/07/95    Silicon Graphics Inc                                                     9.7        27.2        27.2        138.5
02/06/95    Silicon Graphics Inc                                                    90.2        86.9        82.6        309.2
02/01/95    Evergreen Media Corp                                                    33.7        26.3        30.4        242.6
01/26/95    Investor Group                                                         (55.0)      (55.0)      (60.5)       179.6
01/09/95    Siemens Nixdorf Info AG                                                 30.6        23.1        43.8        205.1
01/09/95    Associated Stationers Inc                                               19.2        17.0        47.6        290.6


                                                            Mean:                   31.2%       38.7%       44.6%
                                                            Median:                 25.1%       30.7%       39.4%
                                                            High:                  303.1%      325.8%      288.2%
                                                            Low:                   (55.0%)     (55.0%)     (60.5%)

THE LAZARD HOUSES            - 36 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX C

COMPARABLE MINORITY STAKE TRANSACTIONS

- We have evaluated 53 recent minority squeeze outs to determine an appropriate range of premiums paid to gain 100% ownership.

- Minority squeeze out transactions are defined as transactions where the acquiring company already owns a controlling stake (i.e., >50% economic ownership) prior to transaction.

- The median premiums paid to 1 day and 4 weeks prior to the transaction were 21.5% and 28.7%, respectively.

- Applying these premiums to the value of Intek's share price on January 15, 1999 yields a purchase range of $1.75 to $1.85 per INTEK share.

-        Summary Results


                                                                   Premium Prior to Transaction
    Number of                      Inside Ownership                ----------------------------
    Transactions                    Pre-Transaction           1 Day           1 Week            4 Weeks
    ------------                    ---------------           -----           ------            -------
                       Average:            69.1%              21.2%            27.4%             31.8%
         53
                       Median:             68.9               21.5             23.9              28.7

THE LAZARD HOUSES            - 37 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA
                                                                   APPENDIX C


This graph illustrates the premiums paid over the trading price of the acquired Company's stock four weeks prior to the announcement date in 53 precedent transactions. The median represented on this graph is 28.7%. The bar graphs illustrate the number of deals at various premiums increasing in increments of 10% and the percentage these deals represent in comparison to the total number of transactions considered. The date is summarized below;


    PREMIUM TO PRICE           NUMBER OF DEALS           PERCENTAGE OF DEALS
    ----------------           ---------------           -------------------
    LESS THAN 10%               7                         13%
    10-20%                      6                         11%
    20-30%                     17                         32%
    30-40%                      8                         15%
    40-50%                      5                          9%
    50-60%                      3                          6%
    60-70%                      5                          9%
GREATER THAN 70%                2                          4%



THE LAZARD HOUSES            - 38 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX C

SELECTED RECENT MINORITY STAKE TRANSACTIONS




                                                                                       Inside
                                                                                       Ownership       Value of         Price
Date                                                                                   Before the      Transaction      Per
Announced      Acquiror Name                       Target Name                         Transaction       ($ mil)        Share
---------      -------------                       -----------                         -----------       -------        -----
 12/10/98      Investor Group                      Grow Biz International Inc              67.0%          $23.4         $14.00
 12/03/98      Fairchild Corp                      Banner Aerospace Inc                    85.0%           31.4           9.75
 11/17/98      Claitoll Pty Ltd                    Colly Cotton Ltd                        52.6%           41.7            .82
 11/13/98      Disco/Ahold International           Disco SA                                52.0%          159.4           7.00
 11/12/98      UtiliCorp United Inc                Aquila Gas Pipeline Corp                81.6%           43.2           8.00
 10/30/98      Allianz AG                          MMI Ltd(Allianz AG)                     68.0%          100.7           1.37
 10/28/98      Prince of Liechtenstein             Liechtenstein Global Trust              75.0%          951.1        1261.57
 10/27/98      Allmerica Financial Corp            Citizens Corp(Hanover Ins Co)           81.8%          212.4          33.25
 10/22/98      Bank of America,San Francisco       BA Merchant Services Inc                65.4%          357.6          20.50
 10/21/98      Union Planters Bk Nat Assoc         Capital Factors Holdings Inc            87.3%           22.2          17.50
 09/29/98      Newmont Mining Corp                 Newmont Gold Co                         93.8%          264.8          25.37
 09/23/98      Usinor SA                           J&L Specialty Steel Inc                 53.5%          115.0           6.38
 09/11/98      Hoechst AG                          Hoechst South Africa Ltd                74.0%           33.2            .82
 09/08/98      Investor Group                      PEC Israel Economic Corp                81.4%          102.7          30.00
 09/07/98      Billiton PLC                        QNI Ltd                                    -           268.1            .65
 08/31/98      Bayernwerk AG(VIAG)                 Contigas Deutsche Energie AG            92.4%          190.3         625.95
 08/24/98      Liberty Media(Tele-Commun)          Tele-Commun Intl(Tele-Commun)           81.1%          379.1          20.77
 07/07/98      Dexter Corp                         Life Technologies Inc(Dexter)           47.5%          482.0          39.13
 07/06/98      Billiton PLC                        Trans-Natal Coal(Billiton)              50.1%          226.5           4.15
 06/29/98      Waste Management Inc                Waste Management International          80.0%          431.4           5.75



                                                   Premium        Premium
                                                   1 day          1 week                       %
                                                   prior to       prior to      Premium      Owned
                                                   announce-      announce-     4 weeks      After
Date                                                 ment           ment        prior to     Trans-
Announced      Acquiror Name                         date           date        ann. date    action
---------      -------------                         ----           ----        ---------    ------
 12/10/98      Investor Group                        30.2           27.3           30.2       67.0
 12/03/98      Fairchild Corp                        11.4           25.8           24.8       85.0
 11/17/98      Claitoll Pty Ltd                      15.0           15.0           28.7       52.6
 11/13/98      Disco/Ahold International             34.1           23.9           60.9      100.0
 11/12/98      UtiliCorp United Inc                  23.1           17.4           68.4       81.6
 10/30/98      Allianz AG                             3.8           57.1           57.1      100.0
 10/28/98      Prince of Liechtenstein               19.7           21.9           24.1       99.5
 10/27/98      Allmerica Financial Corp              20.6           17.2           20.9      100.0
 10/22/98      Bank of America,San Francisco         47.1           56.2           42.0       65.4
 10/21/98      Union Planters Bk Nat Assoc            4.5            8.9            2.9      100.0
 09/29/98      Newmont Mining Corp                   (5.2)          20.8           62.4      100.0
 09/23/98      Usinor SA                            100.0          112.5           37.8      100.0
 09/11/98      Hoechst AG                            17.0           32.1           66.1       74.0
 09/08/98      Investor Group                        31.5           28.0           23.7       81.4
 09/07/98      Billiton PLC                          54.4           75.0           69.4          -
 08/31/98      Bayernwerk AG(VIAG)                   32.2           32.2           24.7       92.4
 08/24/98      Liberty Media(Tele-Commun)            (1.1)          (4.5)          (9.9)     100.0
 07/07/98      Dexter Corp                           25.2           24.7           19.0       68.8
 07/06/98      Billiton PLC                          24.5           49.5           46.2       50.1
 06/29/98      Waste Management Inc                  39.4           33.7           42.6      100.0

THE LAZARD HOUSES            - 39 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX C

                                                                                       Inside
                                                                                       Ownership       Value of         Price
Date                                                                                   Before the      Transaction      Per
Announced      Acquiror Name                       Target Name                         Transaction       ($ mil)        Share
---------      -------------                       -----------                         -----------       -------        -----
  06/10/98     Security Capital Global Realty      Bernheim-Comofi                        80.4%            43.5         83.61
  06/05/98     Investor Group                      Amalgamated Retail Ltd                 67.9%            45.2          4.28
  05/29/98     Investor Group                      Meridian Technologies                  55.7%           117.6          7.55
  05/18/98     Forward Corp Ltd                    Waco Kwikform(Forward Corp)            75.0%            23.7           .38
  04/30/98     Dow AgroSciences(Dow Chemical)      Mycogen Corp(Dow AgroSciences)         61.1%           355.2         28.00
  04/16/98     NCR Corp                            NCR Japan Ltd(NCR Corp)                70.0%           304.0          4.61
  03/27/98     ISP Holdings Inc                    Intl Specialty Prods                   79.9%           324.5         18.25
  03/24/98     Power Jade(Chinese Estates)         Kwong Sang Hong International          64.3%            48.1           .22
  03/19/98     Spector Photo Grp(Fotoinvest)       Porst Holding AG(Spector)              59.2%            41.1        157.30
  03/17/98     Investor Group                      BET Holdings Inc                       57.9%           462.3         63.00
  03/10/98     Investor Group                      Burwill Holdings Ltd                   51.7%            52.0           .14
  03/05/98     Xerox Corp                          XLConnect Solutions Inc                69.7%            93.0         20.00
  03/02/98     Sunbeam Corp                        Coleman Co Inc                            -            333.0         30.14
  01/22/98     Buhrmann NV                         BT Office Products Intl Inc            70.0%           138.1         13.75
  01/20/98     World Access Inc                    NACT Telecommunications(GST)           61.0%            53.1         17.50
  01/09/98     Wandel & Goltermann Management      Wandel & Goltermann Tech Inc              -             34.2         15.90
  01/08/98     Rayonier Inc                        Rayonier Timberlands LP                74.7%            65.8         13.00
  12/18/97     Telephone and Data Systems Inc      United States Cellular Corp            80.7%           539.2         33.00
  11/28/97     Richemont(Rembrandt Group Ltd)      Vendome Luxury Group PLC               70.0%          1729.2          8.26
  11/25/97     Cie Financiere de Paribas SA        Cetelem SA(Cie Financiere)             66.7%          1897.7        133.88



                                                  Premium        Premium
                                                  1 day          1 week                       %
                                                  prior to       prior to      Premium      Owned
                                                  announce-      announce-     4 weeks      After
Date                                                ment           ment        prior to     Trans-
Announced      Acquiror Name                        date           date        ann. date    action
---------      -------------                        ----           ----        ---------    ------
  06/10/98     Security Capital Global Realty       10.5           10.7           14.0      100.0
  06/05/98     Investor Group                       10.0           10.0           20.2          -
  05/29/98     Investor Group                       22.2           37.5           37.5      100.0
  05/18/98     Forward Corp Ltd                     30.4           27.7           27.7      100.0
  04/30/98     Dow AgroSciences(Dow Chemical)       41.8           40.0           52.4      100.0
  04/16/98     NCR Corp                             26.5           36.4           29.1       97.1
  03/27/98     ISP Holdings Inc                      4.3            1.7           14.5      100.0
  03/24/98     Power Jade(Chinese Estates)          (2.9)          (1.7)          (2.3)      64.3
  03/19/98     Spector Photo Grp(Fotoinvest)         4.6            6.5           20.1       97.3
  03/17/98     Investor Group                       53.7           58.5           58.2      100.0
  03/10/98     Investor Group                       22.2           15.8           37.5       52.8
  03/05/98     Xerox Corp                          (11.1)          15.1           22.1      100.0
  03/02/98     Sunbeam Corp                         44.4           58.6          121.2          -
  01/22/98     Buhrmann NV                          32.5           78.9           78.9      100.0
  01/20/98     World Access Inc                     12.0           12.5           16.7      100.0
  01/09/98     Wandel & Goltermann Management       23.5           21.1           31.1       38.0
  01/08/98     Rayonier Inc                         11.2           25.3           17.5      100.0
  12/18/97     Telephone and Data Systems Inc        0.0            2.3            1.1       80.7
  11/28/97     Richemont(Rembrandt Group Ltd)       26.9           43.9           36.4      100.0
  11/25/97     Cie Financiere de Paribas SA         16.8           23.2           28.4      100.0

THE LAZARD HOUSES            - 40 -         PRELIMINARY DRAFT -- CONFIDENTIAL

PROJECT ZOLA                                                          APPENDIX C

                                                                                       Inside
                                                                                       Ownership       Value of         Price
Date                                                                                   Before the      Transaction      Per
Announced      Acquiror Name                       Target Name                         Transaction       ($ mil)        Share
---------      -------------                       -----------                         -----------       -------        -----
  11/25/97     Cie Financiere de Paribas SA        Cie Bancaire SA                        50.3%        2447.6          156.67
  11/16/97     Chase Manhattan International       Manhattan Card Co                      54.0%         249.3             .36
  10/23/97     Goodyear Tire & Rubber Co           Brad Ragan Inc(Goodyear Tire)          74.6%          20.7           37.25
  09/29/97     Rheinmetall Berlin AG               Kolbenschmidt AG                       53.5%         278.0           10.33
  09/18/97     Orion Capital Corp                  Guaranty National Corp                 77.3%         117.2           36.00
  09/09/97     Campbell Soup Co                    Arnotts Ltd(Campbell Soup Co)          70.0%         304.3            7.29
  07/25/97     Fininvest SpA                       Standa SpA(Fininest SpA)               80.7%          59.8           11.18
  07/09/97     Investor Group                      Seaman Furniture Co                    66.9%          45.6           25.05
  06/26/97     Rhone-Poulenc SA                    Rhone-Poulenc Rorer Inc                63.1%        4831.6           97.00
  06/20/97     Waste Management Inc                Wheelabrator Technologies Inc          65.4%         869.7           16.50
  06/13/97     Hilton Hotels Corp                  Bally's Grand Inc                      92.5%          42.6           52.75
  06/03/97     FH Faulding & Co Ltd                Faulding Inc(FH Faulding & Co)         62.0%          77.3           13.50
  06/02/97     Anthem Inc                          Acordia Inc(Anthem Inc)                60.8%         193.2           40.00

                                                   Average                                69.1%
                                                   Median                                 68.9%



                                                   Premium        Premium
                                                   1 day          1 week                       %
                                                   prior to       prior to      Premium      Owned
                                                   announce-      announce-     4 weeks      After
Date                                                 ment           ment        prior to     Trans-
Announced      Acquiror Name                         date           date        ann. date    action
---------      -------------                         ----           ----        ---------    ------
  11/25/97     Cie Financiere de Paribas SA         11.9           19.1           29.1       100.0
  11/16/97     Chase Manhattan International        63.7           63.7            8.7       100.0
  10/23/97     Goodyear Tire & Rubber Co             6.7           (1.2)           5.4       100.0
  09/29/97     Rheinmetall Berlin AG               (32.4)         (32.7)         (33.4)      100.0
  09/18/97     Orion Capital Corp                   10.8           23.9           27.7       100.0
  09/09/97     Campbell Soup Co                     16.6           20.5           13.0       100.0
  07/25/97     Fininvest SpA                         5.3           21.2           48.1       100.0
  07/09/97     Investor Group                       21.5           25.3           21.5       100.0
  06/26/97     Rhone-Poulenc SA                     22.1           22.8           29.3       100.0
  06/20/97     Waste Management Inc                 26.9           28.2           30.7       100.0
  06/13/97     Hilton Hotels Corp                   27.9           29.8           31.1       100.0
  06/03/97     FH Faulding & Co Ltd                 25.6           22.7           45.9       100.0
  06/02/97     Anthem Inc                           12.7           11.5           26.0       100.0

               Average                              21.2%          27.4%          31.8%
               Median                               21.5%          23.9%          28.7%

THE LAZARD HOUSES            - 41 -         PRELIMINARY DRAFT -- CONFIDENTIAL